                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[252,581,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AHL1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          ACCREDITED HOME LENDERS, INC.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JUNE [13], 2006

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 JUNE [13], 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AHL1
                          $[252,581,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                 PAYMENT                             EXPECTED   STATED   EXPECTED
                                               WAL (YRS)         WINDOW                                FINAL     FINAL    RATINGS
              APPROX                           (CALL(4)/        (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY   (S&P /
CLASS         SIZE ($)          COUPON         MATURITY)        MATURITY)        DELAY     ACCRUAL      (4)       (5)    MOODY'S)
----------  -----------  -------------------  -----------  -------------------  -------  ----------  --------  --------  --------
CLASS A-1   160,748,000                           Information not provided hereby                                         AAA/Aaa

CLASS A-2A   86,045,000  LIBOR + [ ](1), (2)  1.00 / 1.00  1 - 22 / 1 - 22         0     Actual/360  Apr-2008  May-2037   AAA/Aaa

CLASS A-2B   26,170,000  LIBOR + [ ](1), (2)  2.00 / 2.00  22 - 27 / 22 - 27       0     Actual/360  Sep-2008  May-2037   AAA/Aaa

CLASS A-2C   42,082,000  LIBOR + [ ](1), (2)  3.50 / 3.50  27 - 71 / 27 - 71       0     Actual/360  May-2012  May-2037   AAA/Aaa

CLASS A-2D   20,520,000  LIBOR + [ ](1), (2)  6.84 / 9.55  71 - 84 / 71 - 208      0     Actual/360  Jun-2013  May-2037   AAA/Aaa

CLASS M-1    15,682,000  LIBOR + [ ](1), (3)  4.91 / 5.49  44 - 84 / 44 - 172      0     Actual/360  Jun-2013  May-2037   Aa1/AA+

CLASS M-2    21,053,000  LIBOR + [ ](1), (3)  4.81 / 5.36  41 - 84 / 41 - 164      0     Actual/360  Jun-2013  May-2037    Aa2/AA

CLASS M-3     6,444,000  LIBOR + [ ](1), (3)  4.75 / 5.28  40 - 84 / 40 - 151      0     Actual/360  Jun-2013  May-2037   Aa3/AA-

CLASS M-4     6,659,000  LIBOR + [ ](1), (3)  4.73 / 5.23  40 - 84 / 40 - 146      0     Actual/360  Jun-2013  May-2037    A1/A+

CLASS M-5     6,659,000  LIBOR + [ ](1), (3)  4.71 / 5.19  39 - 84 / 39 - 140      0     Actual/360  Jun-2013  May-2037     A2/A

CLASS M-6     4,941,000  LIBOR + [ ](1), (3)  4.70 / 5.15  39 - 84 / 39 - 133      0     Actual/360  Jun-2013  May-2037    A3/A-

CLASS B-1     6,230,000  LIBOR + [ ](1), (3)  4.69 / 5.09  38 - 84 / 38 - 128      0     Actual/360  Jun-2013  May-2037  Baa1/BBB+

CLASS B-2     4,081,000  LIBOR + [ ](1), (3)  4.67 / 5.03  38 - 84 / 38 - 119      0     Actual/360  Jun-2013  May-2037   Baa2/BBB

CLASS B-3     6,015,000  LIBOR + [ ](1), (3)  4.67 / 4.95  38 - 84 / 38 - 112      0     Actual/360  Jun-2013  May-2037  Baa3/BBB-

   TOTAL:   413,329,000

1)   Subject to the related Available Funds Cap and related Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Tol Ho                                       tol_ho@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com

MOODY'S
Keren Gabay                   212-553-2728   Keren.gabay@moodys.com

STANDARD & POOR'S
Jonathan Conon                212-438-2037   Jonathan_conon@sandp.com

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2006-AHL1,
                              consisting of:

                              Class A-1 Certificates,

                              Class A-2A, Class A-2B, Class A-2C and Class A-2D
                              Certificates (collectively, the "Class A-2
                              Certificates" and together with the Class A-1
                              Certificates, the "Class A Certificates"), Class
                              M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the
                              "Class M Certificates"), and

                              Class B-1, Class B-2 and Class B-3 Certificates
                              (collectively, the "Class B Certificates"). The
                              Class A Certificates, Class M and Class B
                              Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                              Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER            Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                Merrill Lynch Mortgage Investors Trust, Series
                              2006-AHL1

ORIGINATOR                    Accredited Home Lenders, Inc.

SERVICER                      Wilshire Credit Corporation

TRUSTEE                       LaSalle Bank, N.A.

CAP PROVIDER                  [To be determined].

SWAP COUNTERPARTY             [To be determined]. The Swap Counterparty
                              currently has long term ratings of [To be
                              determined] from Standard & Poor's, [To be
                              determined] from Fitch Ratings and [To be
                              determined] from Moody's Investors Service.

CUT-OFF DATE                  June 1, 2006

PRICING DATE                  On or about June [  ], 2006

CLOSING DATE                  On or about June [29], 2006

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each
                              month or, if such day is not a business day, on
                              the first business day thereafter, commencing in
                              July 2006.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, while any interest
                              rate swap agreement is in effect, employee benefit
                              plans or other retirement arrangements may not
                              acquire the certificates covered thereby unless
                              such acquisition and holding is covered by and
                              exempt under one of the investor-based exemptions
                              issued by the Department of Labor. Investors
                              should consult with their counsel with respect to
                              the consequences under ERISA and the Internal
                              Revenue Code of an ERISA Plan's acquisition and
                              ownership of such Offered Certificates.

LEGAL INVESTMENT              The Class A, Class M-1, Class M-2 and Class M-3
                              Certificates will constitute "mortgage-related
                              securities" for the purposes of SMMEA.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
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
TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools,
                              with respect to which elections will be made to
                              treat each as a "real estate mortgage investment
                              conduit" ("REMIC").

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Issuing Entity when the
                              aggregate stated principal balance of the Mortgage
                              Loans is less than or equal to 10% of the
                              aggregate stated principal balance of the Mortgage
                              Loans as of the Cut-Off Date. The auction will be
                              effected via a solicitation of bids from at least
                              three bidders. Any such auction will result in the
                              termination of the Trust Fund only if the highest
                              bid received is at least equal to the sum of (i)
                              the aggregate outstanding principal balance of the
                              Mortgage Loans, plus accrued interest on the
                              Mortgage Loans, (ii) any unreimbursed
                              out-of-pocket costs and expenses and the principal
                              portion of Advances, in each case previously
                              incurred by the Servicer in the performance of its
                              servicing obligations, (iii) any Net Swap Payment
                              or any swap termination payment owed to the Swap
                              Counterparty pursuant to the Swap Contract in the
                              event that the Issuing Entity is the defaulting
                              party or an affected party under the Swap
                              Contract, and (iv) the costs incurred by the
                              Trustee in connection with such auction.

MORTGAGE LOANS                The Mortgage Loans consist of 1,937 conforming and
                              non-conforming, fixed rate and adjustable rate,
                              conventional closed-end Mortgage Loans with an
                              aggregate principal balance of approximately
                              $429,661,760, secured by first lien, level pay and
                              balloon mortgages on conventional one to four
                              residential properties and will be serviced by
                              Wilshire Credit Corporation. The collateral
                              information presented in this term sheet regarding
                              the Mortgage Pool is as of June 1, 2006. The
                              information regarding the mortgage loans is based
                              on the principal balance of the mortgage loans as
                              of the Cut-Off Date assuming the timely receipt of
                              principal scheduled to be paid on the mortgage
                              loans on or prior to the Cut-Off date. It is
                              possible that principal prepayments in part or in
                              full may occur between the cut-off date and the
                              closing date. Moreover, certain mortgage loans
                              included in the mortgage loan pool as of the
                              Cut-Off Date may not be included in the final
                              mortgage loan pool due to prepayments in full, or
                              as a result of not meeting the eligibility
                              requirements for the final mortgage loan pool, and
                              certain other mortgage loans may be included in
                              the final mortgage loan pool. As a result of the
                              foregoing, the statistical distribution of
                              characteristics as of the Cut-Off Date and as of
                              the closing date for the final mortgage loan pool
                              may vary somewhat from the statistical
                              distribution of such characteristics as of the
                              Cut-Off Date as presented herein, although such
                              variance should not be material. In addition, the
                              final mortgage loan pool may vary plus or minus
                              5.0% from the cut-off pool of mortgage loans
                              described in this free writing prospectus. Please
                              see collateral tables herein for additional
                              information.

                              The Mortgage Pool will be divided into two groups:

                              -    Group I Mortgage Loans will consist of
                                   approximately 920 fixed and adjustable rate
                                   Mortgage Loans with an aggregate principal balance of approximately $205,823,305 and with principal balances at origination that conform to principal balance limits of Fannie
                                   Mae.

                              -    Group II Mortgage Loans will consist of
                                   approximately 1,017 fixed and adjustable rate
                                   Mortgage Loans with an aggregate principal balance of approximately $223,838,455 and with principal balances at origination that may or may not conform to principal balance limits of Fannie Mae.

TOTAL DEAL SIZE               Approximately [$413,329,000]

ADMINISTRATIVE FEES           Fees aggregating 50 bps per annum (payable
                              monthly) on the stated principal balance of the
                              Mortgage Loans will be paid to the Servicer and
                              the Trustee.

CREDIT ENHANCEMENTS           1.   Excess interest

                              2.   Over-Collateralization

                              3.   Subordination

                              4.   Net Swap Payments received from the Swap
                                   Counterparty (if any)

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
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
EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance
                              of the Mortgage Loans over the aggregate principal
                              balance of the Certificates. On the Closing Date,
                              the over-collateralization amount will equal
                              approximately 3.80% of the aggregate principal
                              balance of the Mortgage Loans as of the Cut-Off
                              Date. To the extent the over-collateralization
                              amount is reduced below the over-collateralization
                              target amount (i.e., 3.80% of the aggregate
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date), excess cashflow will be directed to
                              build O/C until the over-collateralization target
                              amount is restored.

                              Initial: Approximately 3.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              Target: 3.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 7.60% of the current balance of the Mortgage Loans after stepdown

                              Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):             CLASSES    RATING (S/M)   SUBORDINATION
                              ---------   ------------   -------------
                               Class A       AAA/Aaa        21.90%
                              Class M-1      AA+/Aa1        18.25%
                              Class M-2      AA/Aa2         13.35%
                              Class M-3      AA-/Aa3        11.85%
                              Class M-4       A+/A1         10.30%
                              Class M-5       A/A2           8.75%
                              Class M-6       A-/A3          7.60%
                              Class B-1     BBB+/Baa1        6.15%
                              Class B-2     BBB/Baa2         5.20%
                              Class B-3     BBB-/Baa3        3.80%

CLASS SIZES:                   CLASSES    RATING (S/M)   CLASS SIZES
                              ---------   ------------   -----------
                               Class A       AAA/Aaa       78.10%
                              Class M-1      AA+/Aa1        3.65%
                              Class M-2      AA/Aa2         4.90%
                              Class M-3      AA-/Aa3        1.50%
                              Class M-4       A+/A1         1.55%
                              Class M-5       A/A2          1.55%
                              Class M-6       A-/A3         1.15%
                              Class B-1     BBB+/Baa1       1.45%
                              Class B-2     BBB/Baa2        0.95%
                              Class B-3     BBB-/Baa3       1.40%

(1) The subordination includes the initial over-collateralization level of approximately 3.80%.

INTEREST ACCRUAL              Interest on the Class A, Class M and Class B
                              Certificates will initially accrue from the
                              Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date, on an actual/360 basis

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

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                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date following the
                              Distribution Date on which it is possible, (i) the
                              margin on each class of the Class A Certificates
                              will increase to 2x its respective margin, and
                              (ii) the margin on each class of the Class M and
                              Class B Certificates will increase to 1.5x its
                              respective margin,

SWAP CONTRACT                 The supplement interest trust, for the benefit for
(PRELIMINARY AND SUBJECT TO   the Issuing Entity, will include a swap derivative
REVISION)                     contract for the benefit of the Certificates (the
                              "Swap Contract") to (i) protect against interest
                              rate risk from upward movement in one-month LIBOR,
                              (ii) diminish basis risk associated with the
                              hybrid adjustable-rate mortgage loans and (iii)
                              provide additional credit enhancement in respect
                              of the Certificates. On each Distribution Date,
                              the supplement interest trust will be required to
                              make payments to the Swap Counterparty based on
                              the applicable fixed rate and on the applicable
                              notional balance for the Distribution Date
                              specified in the schedule hereto and the
                              supplement interest trust will be entitled to
                              receive payments from the Swap Counterparty based
                              on one-month LIBOR and the applicable notional
                              balance for the Distribution Date specified in the
                              schedule hereto. The payments from the supplement
                              interest trust to the Swap Counterparty and from
                              the Swap Counterparty to the supplement interest
                              trust on each Distribution Date will be netted so
                              that only the net payment (the "Net Swap Payment")
                              will be paid by the party owing the higher of the
                              two payments on such Distribution Date. Any Net
                              Swap Payment received from the Swap Counterparty
                              will be available to pay interest on the relevant
                              Distribution Date.

AVAILABLE FUNDS CAPS          Class A-1 Certificates: The per annum rate equal
                              to 12 times the excess of (A) the quotient of (x)
                              the total scheduled interest based on the Group I
                              Net Mortgage Rates in effect on the related due
                              date, divided by (y) the aggregate principal
                              balance of the Group I Mortgage Loans as of the
                              first day of the applicable due period, over (B)
                              the quotient of (i) the Net Swap Payment, if any,
                              owed to the Swap Counterparty, divided by (ii) the
                              aggregate principal balance of the Mortgage Loans
                              as of the first day of the applicable due period,
                              multiplied by 30 and divided by the actual number
                              of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II
                              Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A
                              Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
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
CAP CONTRACTS                 The Certificates will each have the benefit of one
                              of the three cap contracts as specified below:

                                                        NUMBER    BEGINNING   1ML STRIKE,
                                                          OF    DISTRIBUTION     UPPER
                              CLASS                     MONTHS      DATE        COLLAR
                              -----                     ------  ------------  -----------
                              Class A-1 Certificates       6      July 2006      10.36%
                              Class A-2 Certificates       6      July 2006       9.35%
                              Subordinate Certificates     6      July 2006       8.92%

                              Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available
                              Funds Cap, as described herein (except to the extent attributable to the fact that Realized
                              Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS             The pass-through rates of each of the Offered
                              Certificates will also be subject to a related
                              "Maximum Rate Cap", which will be calculated in
                              the same manner as the related Available Funds
                              Cap, but based on the net maximum mortgage rate
                              rather than the net mortgage rate. Any interest
                              shortfall due to the Maximum Rate Caps will not be
                              reimbursed.

SHORTFALL REIMBURSEMENT       With respect to any Class of Certificates on any
                              Distribution Date, an amount equal to the sum of
                              (A) the excess, if any, of (1) the amount of
                              interest that such Class would have accrued on
                              such Distribution Date had the pass-through rate
                              for that Class been equal to the lesser of (a)
                              LIBOR plus the related margin and (b) the greater
                              of (x) the related Maximum Rate Cap for such
                              Distribution Date and (y) a per annum rate equal
                              to the sum of (i) the related Available Funds Cap
                              and (ii) the product of (AA) a fraction, stated as
                              a percentage, the numerator of which is 360 and
                              the denominator of which is the actual number of
                              days in the related Accrual Period and (BB) a
                              fraction, stated as a percentage, the numerator of
                              which is an amount equal to the proceeds, if any,
                              payable under the related Cap Contract with
                              respect to such Distribution Date and the
                              denominator of which is the aggregate Certificate
                              principal balance of the related Class or Classes
                              of Certificates immediately prior to such
                              Distribution Date, over (2) the amount of interest
                              that each such Class accrued on such Distribution
                              Date based on a pass-through rate equal to the
                              related Available Funds Cap and (B) the unpaid
                              portion of any such excess from the prior
                              Distribution Date (and interest accrued thereon at
                              the current applicable pass-through rate for such
                              Class, without giving effect to the related
                              Available Funds Cap) (herein referred to as a
                              "Carryover"). Such reimbursement will be paid only
                              on a subordinated basis, as described below in the
                              "Cashflow Priority" section. No such Carryover
                              with respect to a Class will be paid to such Class
                              once the Certificate principal balance thereof has
                              been reduced to zero.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

CASHFLOW PRIORITY             1.   Repayment of any unreimbursed Servicer
                                   advances.

                              2.   Servicing Fees and Trustee Fees, as
                                   applicable.

                              3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap
                                   Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                              4. Available interest funds not used as provided in paragraph 3 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, on a pro rata basis to each class of the Class A
                                   Certificates; then monthly interest,
                                   including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class
                                   M-4 Certificates, then to the Class M-5
                                   Certificates, and then to the Class M-6
                                   Certificates, then to the Class B-1
                                   Certificates, then to the Class B-2
                                   Certificates and then to the Class B-3
                                   Certificates.

                              5. Available principal funds, as follows: to the extent not paid pursuant to paragraph 3 above, any swap termination payment owed to the Swap Counterparty pursuant to the Swap
                                   Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1
                                   Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4
                                   Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1
                                   Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL
                                   PAYDOWN."

                              6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              7. Excess interest to pay subordinate principal shortfalls.

                              8. Excess interest to pay Carryover resulting from imposition of the related Available
                                   Funds Cap.

                              9.   Excess interest to pay to the Swap
                                   Counterparty any remaining amounts owing to the Swap Counterparty.

                              10.  Any remaining amount will be paid in
                                   accordance with the Pooling and Servicing
                                   Agreement and will not be available for
                                   payment to holders of the Offered
                                   Certificates.

                              Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

     After the Certificate Principal Balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate Principal Balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     43.80%*
CLASS M-1   36.50%*
CLASS M-2   26.70%*
CLASS M-3   23.70%*
CLASS M-4   20.60%*
CLASS M-5   17.50%*
CLASS M-6   15.20%*
CLASS B-1   12.30%*
CLASS B-2   10.40%*
CLASS B-3    7.60%*

*    includes 2x the overcollateralization of 3.80%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   July 2009 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS             The first Distribution Date on which the senior
PRINCIPAL DISTRIBUTION        enhancement percentage (i.e., the sum of the
DATE                          outstanding principal balance of the Subordinate
                              Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans, as of the end of the related due period) is
                              greater than or equal to the Senior Specified
                              Enhancement Percentage (including O/C), which is
                              equal to two times the initial Class A
                              subordination percentage.
                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              43.80%
                              or
                              (18.10%+3.80%)*2

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO   Distribution Date on or after the Stepdown Date,
REVISION)                     if (a) the quotient of (1) the aggregate Stated
                              Principal Balance of all Mortgage Loans 60 or more
                              days delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) 36.50% and (ii) the
                              senior specified enhancement percentage or (b) the
                              quotient (expressed as a percentage) of (1) the
                              aggregate Realized Losses incurred from the
                              Cut-off Date through the last day of the calendar
                              month preceding such Distribution Date and (2) the
                              aggregate principal balance of the Mortgage Loans
                              as of the Cut-off Date exceeds the Required Loss
                              Percentage shown below.

                              DISTRIBUTION               REQUIRED
                              DATE OCCURRING             LOSS PERCENTAGE
                              --------------             ---------------
                              July 2008 - June 2009      1.25% with respect to
                                                         July 2008, plus an
                                                         additional 1/12th of
                                                         1.60% for each month
                                                         thereafter
                              July 2009 - June 2010      2.85% with respect to
                                                         July 2009, plus an
                                                         additional 1/12th of
                                                         1.65% for each month
                                                         thereafter
                              July 2010 - June 2011      4.50% with respect to
                                                         July 2010, plus an
                                                         additional 1/12th of
                                                         1.35% for each month
                                                         thereafter
                              July 2011 - June 2012      5.85% with respect to
                                                         July 2011, plus an
                                                         additional 1/12th of
                                                         0.80% for each month
                                                         thereafter
                              July 2012 - June 2013      6.65% with respect to
                                                         July 2012, plus an
                                                         additional 1/12th of
                                                         0.05% for each month
                                                         thereafter
                              July 2013 and thereafter   6.70%

                                     (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Sales of
                              the Offered Certificates may not be consummated
                              unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the
                              close of business on the Cut-off Date. The sum of
                              the columns below may not equal the total
                              indicated due to rounding.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance   $429,661,760
Aggregate Original Principal Balance      $430,188,538
Number of Mortgage Loans                         1,937

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $30,000   $822,500     $222,090
Outstanding Principal Balance   $29,960   $822,500     $221,818

                                                       WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                 120        360        358
Stated Remaining Term (mos)         113        359        356
Loan Age (mos)                        1         11          3
Current Interest Rate             5.000%    12.500%     8.297%
Initial Interest Rate Cap(3)      1.000%     6.000%     1.541%
Periodic Rate Cap(3)              1.000%     2.000%     1.504%
Gross Margin(3)                   2.250%    10.490%     5.656%
Maximum Mortgage Rate(3)         12.750%    18.990%    15.518%
Minimum Mortgage Rate(3)          2.250%    11.990%     8.499%
Months to Roll(3)                    15         58         28
Original Loan-to-Value            11.34%    100.00%     82.40%
Combined Loan-to-Value            11.34%    100.00%     88.26%
Credit Score                        469        816        640

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   11/01/2015   05/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        88.91%
Second Home                     1.08%
Investment                     10.02%

LOAN TYPE
Fixed Rate                     29.20%
ARM                            70.80%

AMORTIZATION TYPE
Fully Amortizing               49.12%
Interest-Only                  15.55%
15/30 Balloon                   0.07%
30/40 Balloon                  35.26%

YEAR OF ORIGINATION
2005                            9.95%
2006                           90.05%

LOAN PURPOSE
Purchase                       40.52%
Refinance - Rate Term           1.61%
Refinance - Cashout            57.88%

PROPERTY TYPE
Single Family
Residence                      64.62%
2-4 Family                     17.54%
Planned Unit Development       11.01%
Condo                           6.27%
Townhouse                       0.40%
Modular Home                    0.16%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

--------------------------------------------------------------------------------
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        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
5.500% or less               12  $  3,506,038    0.82%   5.397%    730     $292,170   60.35%   46.20%   89.17%  47.07%
5.501% to 6.000%             20     5,662,837    1.32    5.915     719      283,142   69.21    41.82    43.72   26.70
6.001% to 6.500%             56    16,848,320    3.92    6.353     700      300,863   74.16    42.75    56.12   32.59
6.501% to 7.000%            132    37,504,346    8.73    6.879     694      284,124   76.51    43.06    35.13   38.77
7.001% to 7.500%            197    55,470,263   12.91    7.352     682      281,575   79.77    42.62    31.72   34.23
7.501% to 8.000%            310    71,393,645   16.62    7.838     662      230,302   81.71    42.80    30.57   23.45
8.001% to 8.500%            248    60,208,252   14.01    8.338     637      242,775   83.64    42.66    41.68    8.86
8.501% to 9.000%            376    75,331,228   17.53    8.848     614      200,349   85.14    43.11    38.53    1.52
9.001% to 9.500%            211    40,957,110    9.53    9.355     602      194,110   85.76    42.01    44.58    1.90
9.501% to 10.000%           271    48,431,784   11.27    9.835     584      178,715   86.82    41.99    42.89    0.59
10.001% to 10.500%           64     9,098,467    2.12   10.315     559      142,164   87.31    41.62    58.58    0.00
10.501% to 11.000%           27     3,751,396    0.87   10.827     587      138,941   89.04    41.82    38.76    9.05
11.001% to 11.500%            8       750,709    0.17   11.274     544       93,839   78.95    39.65    42.46    0.00
11.501% to 12.000%            4       472,107    0.11   11.950     574      118,027   89.45    45.14    78.67    0.00
12.001% to 12.500%            1       275,258    0.06   12.500     552      275,258   90.00    39.48   100.00    0.00
                          -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%   8.297%    640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.297% per annum.

REMAINING MONTHS TO STATED MATURITY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF REMAINING      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
TERMS (MONTHS)            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
109 to 120                    4  $    186,649    0.04%  7.757%     661     $ 46,662   62.54%   33.36%   52.40%   0.00%
169 to 180                   18     2,184,686    0.51   7.977      654      121,371   71.08    38.41    34.81    0.00
229 to 240                   16     2,320,672    0.54   7.038      653      145,042   70.47    42.21    57.55    0.00
289 to 300                    2       211,459    0.05   5.697      741      105,730   80.53    44.37   100.00    0.00
349 to 360                1,897   424,758,294   98.86   8.307      640      223,911   82.53    42.67    39.12   15.73
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF ORIGINAL          OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOAN PRINCIPAL MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
BALANCES                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less              38  $  1,667,689    0.39%  9.085%     595     $ 43,887   73.97%   30.90%   89.08%   0.00%
$50,001 to $100,000         297    22,207,450    5.17   9.132      603       74,773   85.90    39.24    77.01    0.00
$100,001 to $150,000        391    49,563,061   11.54   8.760      605      126,760   85.45    41.54    63.18    5.57
$150,001 to $200,000        295    51,414,077   11.97   8.382      630      174,285   82.21    42.31    44.10    7.92
$200,001 to $250,000        256    57,538,904   13.39   8.274      632      224,761   81.45    43.58    37.96   12.60
$250,001 to $300,000        204    55,713,805   12.97   8.311      643      273,107   82.06    42.24    34.56   17.38
$300,001 to $350,000        120    39,008,617    9.08   8.249      642      325,072   82.23    43.33    25.71   16.69
$350,001 to $400,000        107    40,036,758    9.32   7.991      662      374,175   81.23    43.35    24.22   18.82
$400,001 to $450,000         72    30,663,411    7.14   8.098      655      425,881   81.61    43.44    29.31   19.56
$450,001 to $500,000         77    36,317,803    8.45   8.053      670      471,660   81.66    43.82    33.58   29.65
$500,001 to $550,000         38    19,835,601    4.62   7.794      678      521,989   80.75    43.73    21.09   34.30
$550,001 to $600,000         28    16,122,990    3.75   8.153      659      575,821   83.93    43.04    17.66   28.57
$600,001 to $650,000          5     3,172,337    0.74   7.491      647      634,467   89.22    46.04    80.72    0.00
$650,001 to $700,000          5     3,352,700    0.78   8.332      658      670,540   81.51    38.09    40.16    0.00
$700,001 to $750,000          2     1,469,532    0.34   8.666      546      734,766   74.21    47.18   100.00    0.00
$750,001 to $800,000          1       754,527    0.18   6.125      679      754,527   63.00    43.23   100.00    0.00
$800,001 to $850,000          1       822,500    0.19   6.105      748      822,500   67.14    20.98   100.00  100.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------  ------
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,960 to approximately $822,500 and the average outstanding principal balance of the Mortgage Loans was approximately $221,818.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PRODUCT TYPES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL   PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME     DOC     IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- -------- -------
10 Year Fixed Loans           4  $    186,649    0.04%  7.757%     661     $ 46,662   62.54%   33.36%    52.40%   0.00%
15 Year Fixed Loans          17     1,892,490    0.44   7.780      656      111,323   68.16    37.67     40.18    0.00
20 Year Fixed Loans          16     2,320,672    0.54   7.038      653      145,042   70.47    42.21     57.55    0.00
25 Year Fixed Loans           2       211,459    0.05   5.697      741      105,730   80.53    44.37    100.00    0.00
30 Year Fixed Loans         525    96,859,373   22.54   7.743      648      184,494   79.66    42.68     55.85   18.97
15/30 Balloon Loans           1       292,196    0.07   9.250      639      292,196   90.00    43.23      0.00    0.00
30/40 Balloon Loans          92    23,703,346    5.52   7.789      647      257,645   82.44    43.00     41.02    0.00
2/28 LIBOR Loans            366    84,315,378   19.62   8.463      641      230,370   82.24    42.65     30.56   22.23
2/28 LIBOR Loans (40
   due in 30)               227    62,180,195   14.47   8.508      638      273,922   82.84    43.25     34.43    0.00
3/27 LIBOR Loans            403    84,732,739   19.72   8.557      637      210,255   84.16    42.59     39.11   32.02
3/27 LIBOR Loans (40
   due in 30)               237    64,034,747   14.90   8.657      628      270,189   84.81    42.35     28.68    0.00
5/25 LIBOR Loans             37     7,335,361    1.71   8.008      662      198,253   81.20    41.07     36.28   34.79
5/25 LIBOR Loans (40
   due in 30)                10     1,597,155    0.37   8.195      661      159,716   89.30    39.28     62.25    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----    ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%    39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    ======   =====

AMORTIZATION TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL   PERCENT
AMORTIZATION TYPE         LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME     DOC     IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- -------- -------
Fully Amortizing          1,161  $211,053,043   49.12%  8.483%     628     $181,786   82.05%   42.00%   42.52%    0.00%
Balloon                     567   151,807,639   35.33   8.457      636      267,738   83.69    42.79    33.26     0.00
60 Month Interest-Only      207    66,400,278   15.45   7.343      691      320,774   80.54    44.33    42.47   100.00
120 Month Interest-Only       2       400,800    0.09   7.863      671      200,400   80.00    42.20    30.14   100.00
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   ------
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%   15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   ======

ADJUSTMENT TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL   PERCENT
ADJUSTMENT TYPE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME     DOC     IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- -------- -------
ARM                       1,280  $304,195,575   70.80%  8.527%     637     $237,653   83.45%   42.64%   33.64%   15.92%
Fixed Rate                  657   125,466,186   29.20   7.739      648      190,968   79.84    42.65    52.78    14.64
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----    -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%   15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====    =====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
GEOGRAPHIC              MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL   PERCENT
DISTRIBUTION              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME     DOC     IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- -------- -------
Alabama                      58  $  6,710,995    1.56%  8.940%     618     $115,707   85.89%   39.88%    68.53%   4.83%
Alaska                        2       372,258    0.09   9.171      531      186,129   82.97    51.11    100.00    0.00
Arizona                      55    12,733,300    2.96   8.271      624      231,515   78.98    42.05     32.07   14.65
Arkansas                      7       842,035    0.20   7.769      620      120,291   80.12    41.25     37.29    0.00
California                  233    82,513,886   19.20   7.824      669      354,137   78.99    42.88     23.99   38.87
Colorado                     29     6,138,295    1.43   8.536      609      211,665   85.53    45.54     47.03    7.73
Connecticut                  37     7,809,762    1.82   8.527      626      211,075   81.03    44.50     33.44    2.81
Delaware                      3       831,214    0.19   8.197      629      277,071   83.68    48.67     60.20    0.00
District of Columbia          3       515,944    0.12   7.078      654      171,981   73.58    45.52     58.40   31.30
Florida                     208    43,268,480   10.07   8.216      636      208,022   83.81    42.41     30.32   14.61
Georgia                      63     9,880,649    2.30   9.087      610      156,836   85.67    43.01     51.47    6.39
Hawaii                       10     3,117,409    0.73   7.223      680      311,741   82.35    44.35     54.93   26.33
Idaho                         5     1,238,101    0.29   8.814      654      247,620   90.64    36.67     25.68    0.00
Illinois                    141    30,635,153    7.13   8.686      634      217,271   83.79    43.65     36.20    9.53
Indiana                      56     7,231,827    1.68   8.867      615      129,140   91.48    40.20     78.06    3.66
Iowa                         13     1,726,570    0.40   9.354      550      132,813   85.79    44.11     55.46    0.00
Kansas                       10     1,643,745    0.38   8.695      621      164,375   82.86    46.72     58.76   40.49
Kentucky                     10     1,262,222    0.29   8.881      629      126,222   89.63    37.54     73.48    0.00
Louisiana                    12     1,369,646    0.32   8.846      609      114,137   87.59    38.38     71.61   10.61
Maine                         4       567,347    0.13   8.895      636      141,837   80.74    42.70     18.31    0.00
Maryland                     41    10,575,225    2.46   8.821      598      257,932   83.77    41.82     32.70   12.80
Massachusetts                33     8,847,118    2.06   8.676      670      268,094   81.14    44.87     30.72    0.00
Michigan                     34     4,927,430    1.15   9.070      617      144,924   87.99    41.58     67.36   14.77
Minnesota                     9     2,073,547    0.48   8.373      640      230,394   85.57    41.13     71.93   15.19
Mississippi                   7       783,318    0.18   9.493      591      111,903   88.25    40.24     75.92    0.00
Missouri                     49     7,226,622    1.68   9.167      601      147,482   89.23    41.93     68.26    7.39
Montana                       2       359,478    0.08   8.863      588      179,739   86.04    42.73     33.31    0.00
Nebraska                      2       267,235    0.06   9.353      629      133,617   88.36    32.28     44.90    0.00
Nevada                       44    11,045,879    2.57   8.015      675      251,043   81.33    41.48     25.35   26.64
New Hampshire                 4       768,912    0.18   8.568      641      192,228   86.74    41.06     23.44    0.00
New Jersey                   66    18,559,490    4.32   8.482      647      281,204   82.11    42.11     25.19    2.11
New Mexico                   13     2,059,490    0.48   8.324      683      158,422   80.61    39.81     27.60   25.64
New York                    197    61,490,194   14.31   7.648      661      312,133   76.57    42.37     40.67   12.36
North Carolina               14     1,983,973    0.46   9.530      564      141,712   83.57    43.71     37.59    0.00
North Dakota                  1       142,300    0.03   8.500      682      142,300   80.00    51.94    100.00  100.00
Ohio                         86    13,360,451    3.11   8.856      597      155,354   87.89    41.93     72.37    4.89
Oklahoma                     24     1,718,426    0.40   8.879      589       71,601   87.87    35.58     91.98    0.00
Oregon                       19     3,355,136    0.78   8.418      644      176,586   86.55    44.07     45.44    4.38
Pennsylvania                 55     9,337,506    2.17   8.661      613      169,773   88.75    42.45     54.64    0.00
Rhode Island                  7     1,890,687    0.44   8.630      651      270,098   81.57    44.40      0.00    0.00
South Carolina               12     1,419,777    0.33   8.971      623      118,315   84.87    41.97     43.14    0.00
South Dakota                  3       381,953    0.09   9.661      595      127,318   84.60    42.14      0.00    0.00
Tennessee                    43     5,982,576    1.39   8.697      632      139,130   90.01    40.74     55.01    0.00
Texas                        73     9,693,753    2.26   8.428      629      132,791   83.93    42.80     53.40    1.93
Utah                         20     4,512,574    1.05   8.687      631      225,629   89.20    43.18     56.35   28.10
Vermont                       1       209,679    0.05   7.375      739      209,679   73.68    33.64    100.00    0.00
Virginia                     58    14,067,018    3.27   8.788      617      242,535   86.58    44.59     34.53    2.58
Washington                   42     9,239,532    2.15   7.988      633      219,989   85.19    44.34     59.30   29.90
West Virginia                 5       737,040    0.17   9.278      591      147,408   84.99    39.13     36.48    0.00
Wisconsin                    14     2,236,605    0.52   9.413      574      159,757   86.13    42.16     45.01    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----    ------  ------
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%    39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    ======  ======

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------    -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less               41  $  7,598,370    1.77%  6.877%     674     $185,326   42.47%   41.53%   27.04%   3.91%
50.01% to 55.00%             19     4,491,697    1.05   7.233      649      236,405   52.42    40.80    38.89   20.00
55.01% to 60.00%             22     4,085,378    0.95   7.624      605      185,699   57.72    43.25    38.45   13.90
60.01% to 65.00%             49    12,805,107    2.98   7.842      610      261,329   63.54    43.24    43.82   14.66
65.01% to 70.00%             77    17,386,158    4.05   7.756      621      225,794   68.76    39.97    30.89   13.37
70.01% to 75.00%            103    21,840,063    5.08   8.091      628      212,039   74.33    42.00    36.82   14.53
75.01% to 80.00%            618   158,794,470   36.96   7.933      668      256,949   79.87    42.76    24.91   26.69
80.01% to 85.00%            321    68,541,025   15.95   8.674      599      213,523   84.54    43.01    39.32    7.90
85.01% to 90.00%            337    71,572,971   16.66   8.849      624      212,383   89.55    42.99    44.09    5.79
90.01% to 95.00%            156    30,276,057    7.05   8.867      645      194,077   94.78    41.93    75.89    6.47
95.01% to 100.00%           194    32,270,464    7.51   8.705      649      166,343   99.79    43.23    71.66   11.66
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.34% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------    -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less               41  $  7,598,370    1.77%  6.877%     674     $185,326   42.47%   41.53%   27.04%   3.91%
50.01% to 55.00%             19     4,491,697    1.05   7.233      649      236,405   52.42    40.80    38.89   20.00
55.01% to 60.00%             22     4,085,378    0.95   7.624      605      185,699   57.72    43.25    38.45   13.90
60.01% to 65.00%             49    12,805,107    2.98   7.842      610      261,329   63.54    43.24    43.82   14.66
65.01% to 70.00%             76    16,791,501    3.91   7.748      623      220,941   68.71    39.84    31.98   13.84
70.01% to 75.00%             95    19,658,386    4.58   8.135      620      206,930   74.27    41.72    37.52    9.35
75.01% to 80.00%            172    31,752,679    7.39   8.339      613      184,609   79.42    40.52    40.49    9.06
80.01% to 85.00%            315    66,779,548   15.54   8.648      602      211,999   84.50    43.00    39.05    8.85
85.01% to 90.00%            349    76,131,968   17.72   8.799      625      218,143   88.85    43.06    41.38    8.24
90.01% to 95.00%            200    45,399,196   10.57   8.595      650      226,996   89.89    41.92    59.34   11.63
95.01% to 100.00%           599   144,167,930   33.55   8.020      676      240,681   84.42    43.45    32.91   26.81
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.34% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 88.26%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 30.95% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%.

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DEBT-TO-INCOME RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF DEBT-TO-       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
INCOME RATIOS             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------       -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
20.00% or less               35  $  5,443,771    1.27%  8.461%     630     $155,536   83.68%   14.58%   45.55%   3.44%
20.01% to 25.00%             48     8,026,203    1.87   8.390      644      167,213   84.36    22.33    59.15   13.39
25.01% to 30.00%             77    10,575,239    2.46   8.519      627      137,341   82.45    27.88    58.71    4.43
30.01% to 35.00%            124    20,820,219    4.85   8.529      626      167,905   83.07    32.96    48.62    8.06
35.01% to 40.00%            257    51,860,693   12.07   8.212      644      201,793   81.38    37.84    41.50   13.98
40.01% to 45.00%            858   215,961,731   50.26   8.300      652      251,704   81.27    43.53    13.60   13.30
45.01% to 50.00%            455    98,296,016   22.88   8.346      619      216,035   84.31    48.07    78.20   21.11
50.01% to 55.00%             81    18,102,371    4.21   7.757      637      223,486   86.11    53.04    93.78   35.11
55.01% to 60.00%              2       575,517    0.13   7.908      628      287,758   88.49    56.52    45.27   54.73
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.63% to 57.77% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.64%.

LOAN PURPOSE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PURPOSE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------            -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout       1,162  $248,668,805   57.88%  8.290%     620     $214,001   81.02%   42.51%   45.29%  12.04%
Purchase                    732   174,092,275   40.52   8.307      670      237,831   84.32    42.79    30.19   20.70
Refinance - Rate Term        43     6,900,681    1.61   8.306      626      160,481   83.44    43.80    49.05   11.87
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

PROPERTY TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PROPERTY TYPE             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------           -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Single Family             1,371  $277,631,800   64.62%  8.328%     630     $202,503   82.64%   42.52%   41.67%  16.30%
Two- to Four-Family         255    75,368,546   17.54   8.182      669      295,563   80.48    42.70    38.37    7.31
Planned Unit
   Development              169    47,284,593   11.01   8.269      645      279,790   83.04    42.87    31.10   21.19
Condominium                 127    26,937,632    6.27   8.322      667      212,107   83.69    43.42    28.53   21.29
Townhouse                    12     1,731,908    0.40   8.686      619      144,326   88.75    39.35    49.34    0.00
Modular Home                  3       707,281    0.16   8.496      624      235,760   84.96    45.10   100.00   40.26
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
DOCUMENTATION             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Stated Income               883  $232,081,530   54.01%  8.245%     662     $262,833   80.35%   42.18%    0.00%  14.57%
Full Documentation          940   168,558,650   39.23   8.334      615      179,318   85.00    43.57   100.00   16.80
Alternative
   Documentation            102    26,505,457    6.17   8.439      618      259,857   83.66    41.53     0.00   17.57
6 Months Bank
   Statements                12     2,516,124    0.59   9.134      623      209,677   83.14    35.33     0.00    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

OCCUPANCY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
OCCUPANCY                 LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Primary                   1,709  $381,998,458   88.91%  8.251%     635     $223,522   81.97%   42.87%   38.77%  16.99%
Investment                  209    43,039,752   10.02   8.673      685      205,932   85.63    40.68    46.43    0.78
Second Home                  19     4,623,551    1.08   8.630      676      243,345   87.13    41.70    10.27   33.60
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
(MONTHS)                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
1                             1  $   269,800     0.06%  8.001%     587     $269,800    87.03%  46.34%  100.00% 100.00%
2                         1,365  316,016,629    73.55   8.271      642      231,514    82.00   42.71    37.41   18.04
3                           274   53,946,791    12.56   8.555      632      196,886    84.73   42.67    47.35    9.60
4                            86   16,925,365     3.94   8.448      634      196,807    81.48   42.41    33.52    6.37
5                           108   21,795,330     5.07   8.372      643      201,809    82.06   41.75    38.06    7.80
6                            52    9,564,466     2.23   7.931      629      183,932    81.42   42.60    55.08    3.96
7                            38    8,779,928     2.04   7.822      652      231,051    85.39   42.50    34.89    8.65
8                             9    1,931,174     0.45   7.449      625      214,575    82.62   45.29    93.01   22.40
9                             3      352,888     0.08   7.239      628      117,629    88.35   28.22   100.00    0.00
11                            1       79,389     0.02   7.999      603       79,389   100.00   29.31   100.00    0.00
                          -----  ------------  ------   -----      ---     --------   ------   -----   ------  ------
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818    82.40%  42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   ======   =====   ======  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
PENALTY TERM              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
None                        427  $ 87,307,895   20.32%  8.798%     625     $204,468    83.06%  42.78%   39.65%   5.56%
6 Months                     31     8,361,625    1.95   8.602      664      269,730    81.46   44.40     5.69   32.87
12 Months                   217    66,041,347   15.37   7.729      662      304,338    76.92   42.61    35.15   15.35
18 Months                    11     1,968,019    0.46   8.050      642      178,911    79.62   43.00    18.16   15.80
24 Months                   179    41,639,940    9.69   8.406      647      232,625    83.94   41.84    37.51   25.04
30 Months                     5       948,758    0.22   8.227      627      189,752    77.61   43.63    60.61    0.00
36 Months                   665   152,501,797   35.49   8.316      642      229,326    83.27   42.72    34.85   20.12
42 Months                     1       139,815    0.03   8.100      607      139,815   100.00   33.04   100.00    0.00
48 Months                     6     1,169,044    0.27   9.681      552      194,841    84.94   45.93    42.97    0.00
60 Months                   395    69,583,520   16.19   8.049      631      176,161    84.09   42.54    57.35   10.98
                          -----  ------------  ------   -----      ---     --------   ------   -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818    82.40%  42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   ======   =====   ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 34 months.

CREDIT SCORES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
CREDIT SCORES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
469 to 475                    2  $    302,821    0.07%  9.645%     472     $151,411   66.73%   44.70%  100.00%   0.00%
476 to 500                   25     3,327,928    0.77   9.043      496      133,117   68.78    41.12    92.17    0.00
501 to 525                  170    26,918,029    6.26   9.478      513      158,341   79.98    42.60    79.73    0.00
526 to 550                  169    30,097,090    7.00   9.177      538      178,089   82.72    42.47    59.54    0.00
551 to 575                  140    26,803,553    6.24   9.179      565      191,454   84.68    42.73    58.72    0.00
576 to 600                  205    42,355,684    9.86   8.747      589      206,613   83.53    42.74    45.06    5.16
601 to 625                  206    38,843,602    9.04   8.670      613      188,561   84.20    42.64    38.95    6.45
626 to 650                  249    57,576,347   13.40   8.252      637      231,230   84.10    43.20    37.53   14.58
651 to 675                  240    58,417,287   13.60   7.958      664      243,405   82.58    43.28    31.51   23.24
676 to 700                  216    60,264,201   14.03   7.855      688      279,001   82.55    42.94    22.27   26.19
701 to 725                  127    33,929,596    7.90   7.571      712      267,162   81.11    41.75    20.71   29.88
726 to 750                   92    24,610,142    5.73   7.493      740      267,502   80.34    40.75    24.68   22.39
751 to 775                   56    16,436,969    3.83   7.547      763      293,517   80.87    42.69    30.98   27.92
776 to 800                   34     8,436,805    1.96   6.994      785      248,141   74.24    41.92    44.94   35.08
801 to 816                    6     1,341,707    0.31   7.111      810      223,618   79.69    41.84    31.65   86.65
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%  8.297%     640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 469 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
CREDIT GRADE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
A+                          823  $213,418,809   49.67%   7.786%    693     $259,318   81.87%   42.62%   27.74%  25.75%
A                           809   163,421,190   38.03    8.721     596      202,004   84.09    43.00    45.74    6.67
A-                          157    30,004,107    6.98    8.911     578      191,109   81.76    42.32    61.82    3.16
B                           107    16,163,835    3.76    9.239     552      151,064   79.31    40.46    70.24    0.00
C                            27     4,815,914    1.12    9.105     548      178,367   69.59    41.23    65.00    0.00
CG                            1       188,758    0.04   10.200     567      188,758   90.00    49.10   100.00    0.00
C-                           13     1,649,148    0.38    9.374     492      126,858   61.24    40.23    84.20    0.00
                          -----  ------------  ------    -----     ---     --------   -----    -----   ------   -----
TOTAL:                    1,937  $429,661,760  100.00%   8.297%    640     $221,818   82.40%   42.64%   39.23%  15.55%
                          =====  ============  ======    =====     ===     ========   =====    =====   ======   =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
GROSS MARGINS             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
2.001% to 2.500%              8  $  1,516,990   0.50%    7.245%    680     $189,624    76.00%  43.23%   17.29%   9.76%
2.501% to 3.000%             26     5,110,703    1.68    7.744     681      196,565    79.98   43.11    21.94   19.57
3.001% to 3.500%             31     8,419,429    2.77    7.576     676      271,594    81.14   43.33    27.99   30.14
3.501% to 4.000%             72    22,461,674    7.38    7.147     698      311,968    79.92   42.99    24.95   52.43
4.001% to 4.500%             97    28,795,870    9.47    7.592     675      296,865    80.15   42.44    31.06   37.83
4.501% to 5.000%            160    41,728,697   13.72    8.078     658      260,804    82.64   42.68    26.41   26.99
5.001% to 5.500%            156    41,536,001   13.65    8.449     644      266,256    84.19   43.22    36.03   12.00
5.501% to 6.000%            181    41,561,169   13.66    8.750     620      229,620    83.80   42.96    33.03    4.52
6.001% to 6.500%            153    34,351,952   11.29    9.032     622      224,523    85.40   42.60    32.87    7.32
6.501% to 7.000%            179    38,931,977   12.80    9.317     601      217,497    84.59   41.58    40.17    2.81
7.001% to 7.500%            103    19,836,967    6.52    9.170     612      192,592    85.86   42.03    41.52    0.00
7.501% to 8.000%             50     9,512,965    3.13    9.574     589      190,259    84.16   42.83    38.96    3.57
8.001% to 8.500%             49     8,757,320    2.88    9.658     579      178,721    87.07   42.74    52.23    0.00
8.501% to 9.000%             11       971,577    0.32   10.513     568       88,325    90.36   40.81    55.49    0.00
9.001% to 9.500%              2       360,209    0.12   10.750     653      180,105    96.67   44.65     0.00    0.00
9.501% to 10.000%             1        88,840    0.03   11.250     614       88,840   100.00   49.00   100.00    0.00
10.001% to 10.500%            1       253,235    0.08   11.990     557      253,235    85.00   49.47   100.00    0.00
                          -----  ------------  ------   ------     ---     --------   ------   -----   ------   -----
TOTAL:                    1,280  $304,195,575  100.00%   8.527%    637     $237,653    83.45%  42.64%   33.64%  15.92%
                          =====  ============  ======   ======     ===     ========   ======   =====   ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.490% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.656% per annum.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
MORTGAGE RATES            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
12.501% to 13.000%            4  $    898,953    0.30%   6.505%    715     $224,738   73.89%   44.04%   42.25%  22.14%
13.001% to 13.500%            9     2,974,095    0.98    6.642     675      330,455   81.33    42.84    43.30   65.83
13.501% to 14.000%           71    20,684,518    6.80    6.938     706      291,331   78.66    42.96    28.52   53.27
14.001% to 14.500%          113    35,547,929   11.69    7.384     690      314,583   79.94    42.24    23.56   39.02
14.501% to 15.000%          196    50,598,298   16.63    7.849     668      258,155   81.97    43.01    23.97   29.02
15.001% to 15.500%          178    47,867,884   15.74    8.344     637      268,921   83.13    42.61    41.98    8.99
15.501% to 16.000%          269    60,882,537   20.01    8.844     620      226,329   85.14    43.35    34.48    1.64
16.001% to 16.500%          151    32,539,978   10.70    9.365     605      215,497   85.25    42.14    36.70    2.39
16.501% to 17.000%          207    40,150,878   13.20    9.844     584      193,966   86.42    41.85    37.94    0.71
17.001% to 17.500%           51     7,654,801    2.52   10.317     559      150,094   87.18    42.00    57.36    0.00
17.501% to 18.000%           23     3,378,035    1.11   10.827     595      146,871   89.24    41.76    31.99   10.06
18.001% to 18.500%            5       598,180    0.20   11.262     546      119,636   79.09    41.13    36.15    0.00
18.501% to 19.000%            3       419,487    0.14   11.945     568      139,829   89.38    45.95    76.00    0.00
                          -----  ------------  ------   ------     ---     --------   -----    -----    -----   -----
TOTAL:                    1,280  $304,195,575  100.00%   8.527%    637     $237,653   83.45%   42.64%   33.64%  15.92%
                          =====  ============  ======   ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.750% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.518% per annum.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
NEXT RATE               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT DATE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------

September 2007                1  $    148,807    0.05%  8.990%     552     $148,807   100.00%  30.21%  100.00%   0.00%
October 2007                  2       557,916    0.18   8.743      551      278,958    91.95   44.30   100.00    0.00
November 2007                25     6,593,317    2.17   8.028      642      263,733    84.92   42.02    35.78   11.52
December 2007                30     5,999,339    1.97   8.152      622      199,978    80.64   42.59    51.98    2.80
January 2008                 68    15,322,846    5.04   8.473      641      225,336    81.30   41.78    36.60    9.09
February 2008                49    10,779,581    3.54   8.498      633      219,991    82.14   43.35    32.73   10.00
March 2008                   83    17,808,980    5.85   8.798      626      214,566    82.84   42.59    44.18    3.42
April 2008                  335    89,284,788   29.35   8.473      645      266,522    82.53   43.21    26.87   16.51
October 2008                  2       403,733    0.13   8.665      575      201,866    93.34   43.09    66.56   33.44
November 2008                 1        59,879    0.02   8.259      624       59,879   100.00   36.89   100.00    0.00
December 2008                 1       103,105    0.03   8.350      689      103,105    90.00   33.40     0.00    0.00
January 2009                  6       831,768    0.27   9.050      610      138,628    86.73   32.34    56.25    0.00
February 2009                 2       217,430    0.07   9.661      579      108,715    92.71   41.29    54.14    0.00
March 2009                   99    20,925,046    6.88   8.707      626      211,364    86.58   42.62    43.02    9.11
April 2009                  529   126,226,524   41.50   8.578      635      238,613    84.02   42.54    32.94   19.88
November 2010                 1       223,979    0.07   6.999      657      223,979    90.00   44.79     0.00    0.00
December 2010                 1       210,400    0.07   7.000      675      210,400    80.00   43.73     0.00  100.00
January 2011                  3       566,868    0.19   7.535      660      188,956    82.80   39.21    13.98   29.35
February 2011                 4       641,661    0.21   8.675      619      160,415    97.69   50.09    89.89    0.00
March 2011                    7     1,124,246    0.37   8.314      663      160,607    85.02   41.64    14.87   13.16
April 2011                   31     6,165,361    2.03   8.046      666      198,883    80.46   39.51    45.94   32.88
                          -----  ------------  ------   -----      ---     --------   ------   -----   ------  ------
TOTAL:                    1,280  $304,195,575  100.00%  8.527%     637     $237,653    83.45%  42.64%   33.64%  15.92%
                          =====  ============  ======   =====      ===     ========   ======   =====   ======  ======

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance   $205,823,305
Aggregate Original Principal Balance      $206,092,356
Number of Mortgage Loans                           920

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $30,000   $585,000     $224,013
Outstanding Principal Balance   $29,969   $584,621     $223,721

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                120       360         359
Stated Remaining Term (mos)        115       358         356
Loan Age (mos)                       2         9           3
Current Interest Rate            5.490%   10.990%      8.381%
Initial Interest Rate Cap(3)     1.000%    6.000%      1.526%
Periodic Rate Cap(3)             1.000%    2.000%      1.502%
Gross Margin(3)                  2.250%    7.999%      5.497%
Maximum Mortgage Rate(3)        12.750%   17.990%     15.481%
Minimum Mortgage Rate(3)         2.250%   10.990%      8.458%
Months to Roll(3)                   15        58          27
Original Loan-to-Value           33.00%   100.00%      82.40%
Combined Loan-to-Value           33.00%   100.00%      88.65%
Credit Score                       469       803         644

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   01/01/2016   04/01/2036

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%

OCCUPANCY
Primary                             86.28%
Second Home                          0.68%
Investment                          13.04%

LOAN TYPE
Fixed Rate                          22.27%
ARM                                 77.73%

AMORTIZATION TYPE
Fully Amortizing                    55.00%
Interest-Only                        2.56%
15/30 Balloon                        0.14%
30/40 Balloon                       42.30%

YEAR OF ORIGINATION
2005                                10.38%
2006                                89.62%

LOAN PURPOSE
Purchase                            46.22%
Refinance - Rate/Term                1.21%
Refinance - Cash-out                52.56%

PROPERTY TYPE
Single Family Residence             57.49%
2-4 Family                          26.77%
Planned Unit Development             8.59%
Condo                                6.45%
Townhouse                            0.48%
Modular Home                         0.22%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
RANGE OF MORTGAGE RATES   LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
5.500% or less               1   $    373,272    0.18%   5.490%    779     $373,272    37.50%   48.50%  100.00%  0.00%
5.501% to 6.000%             2        445,039    0.22    5.990     676      222,519    65.57    44.02    46.83   0.00
6.001% to 6.500%            17      3,907,659    1.90    6.364     701      229,862    71.68    43.17    39.27  12.71
6.501% to 7.000%            63     17,097,379    8.31    6.896     696      271,387    74.07    41.54    31.32  11.02
7.001% to 7.500%            89     22,331,527   10.85    7.366     685      250,916    78.35    42.05    30.93   2.07
7.501% to 8.000%           163     35,523,444   17.26    7.837     668      217,935    81.32    42.48    27.72   5.67
8.001% to 8.500%           145     36,031,919   17.51    8.343     645      248,496    82.76    43.09    38.46   0.41
8.501% to 9.000%           196     42,390,417   20.60    8.831     623      216,278    85.16    43.33    33.98   0.59
9.001% to 9.500%           105     21,341,389   10.37    9.341     609      203,251    85.23    42.74    43.92   0.00
9.501% to 10.000%          123     23,518,656   11.43    9.802     597      191,209    87.90    42.84    39.31   0.00
10.001% to 10.500%          13      2,220,975    1.08   10.262     580      170,844    87.76    43.67    39.39   0.00
10.501% to 11.000%           3        641,628    0.31   10.916     583      213,876    90.81    45.82    42.53   0.00
                           ---   ------------  ------   ------     ---     --------    -----    -----   ------  -----
TOTAL:                     920   $205,823,305  100.00%   8.381%    644     $223,721    82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   ======     ===     ========    =====    =====   ======  =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.490% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.381% per annum.

REMAINING MONTHS TO STATED MATURITY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF REMAINING      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
TERMS (MONTHS)            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
109 to 120                   2   $     94,123    0.05%   7.932%    662     $ 47,061    60.27%   27.36%   57.74%  0.00%
169 to 180                   5        755,461    0.37    8.410     652      151,092    75.71    39.14    11.74   0.00
229 to 240                   3        565,128    0.27    6.417     726      188,376    52.15    46.36   100.00   0.00
349 to 360                 910    204,408,594   99.31    8.386     644      224,625    82.52    42.77    35.00   2.57
                           ---   ------------  ------    -----     ---     --------    -----    -----   ------   ----
TOTAL:                     920   $205,823,305  100.00%   8.381%    644     $223,721    82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======    =====     ===     ========    =====    =====   ======   ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF ORIGINAL          OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOAN           MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRINCIPAL BALANCES        LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less             10   $    431,012    0.21%   8.785%    610     $ 43,101    76.27%   30.18%  90.77%   0.00%
$50,001 to $100,000         77      5,826,070    2.83    8.924     620       75,663    85.52    41.61   74.80    0.00
$100,001 to $150,000       181     23,243,884   11.29    8.669     615      128,419    84.58    41.72   56.61    1.90
$150,001 to $200,000       167     29,160,714   14.17    8.397     641      174,615    81.43    42.67   33.46    0.65
$200,001 to $250,000       144     32,312,377   15.70    8.400     635      224,392    81.77    43.42   35.27    2.68
$250,001 to $300,000       133     36,486,754   17.73    8.402     641      274,336    82.74    42.88   32.80    6.71
$300,001 to $350,000        82     26,546,437   12.90    8.331     645      323,737    82.82    42.97   25.47    3.55
$350,001 to $400,000        69     25,796,153   12.53    8.186     660      373,857    82.22    42.91   24.48    1.43
$400,001 to $450,000        28     11,775,486    5.72    8.214     672      420,553    81.61    42.94   32.67    0.00
$450,001 to $500,000        20      9,484,090    4.61    8.123     686      474,204    78.49    44.09   39.82    0.00
$500,001 to $550,000         7      3,624,129    1.76    8.179     680      517,733    84.34    40.25   14.44    0.00
$550,001 to $600,000         2      1,136,198    0.55    8.019     730      568,099    85.15    40.30    0.00    0.00
                           ---   ------------  ------    -----     ---     --------    -----    -----   -----    ----
TOTAL:                     920   $205,823,305  100.00%   8.381%    644     $223,721    82.40%   42.76%  35.11%   2.56%
                           ===   ============  ======    =====     ===     ========    =====    =====   =====    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,969 to approximately $584,621 and the average outstanding principal balance of the Mortgage Loans was approximately $223,721.

PRODUCT TYPES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
10 Year Fixed Loans          2   $     94,123    0.05%   7.932%    662     $ 47,061    60.27%   27.36%   57.74%  0.00%
15 Year Fixed Loans          4        463,265    0.23    7.880     660      115,816    66.70    36.56    19.14   0.00
20 Year Fixed Loans          3        565,128    0.27    6.417     726      188,376    52.15    46.36   100.00   0.00
30 Year Fixed Loans        189     34,207,625   16.62    8.013     648      180,993    78.84    42.07    39.31   0.00
15/30 Balloon Loans          1        292,196    0.14    9.250     639      292,196    90.00    43.23     0.00   0.00
30/40 Balloon Loans         38     10,215,686    4.96    8.062     647      268,834    80.25    43.87    42.72   0.00
2/28 LIBOR Loans           197     44,636,558   21.69    8.458     643      226,582    82.61    42.67    30.94   2.83
2/28 LIBOR Loans
   (40 due in 30)          151     41,511,922   20.17    8.342     653      274,913    82.33    43.27    32.93   0.00
3/27 LIBOR Loans           180     36,179,177   17.58    8.630     634      200,995    84.23    42.49    40.07  11.05
3/27 LIBOR Loans
   (40 due in 30)          142     34,756,771   16.89    8.594     636      244,766    85.05    42.92    31.16   0.00
5/25 LIBOR Loans            10      2,320,563    1.13    7.918     696      232,056    81.65    42.32    19.31   0.00
5/25 LIBOR Loans
   (40 due in 30)            3        580,293    0.28    8.030     699      193,431    91.10    45.79    82.50   0.00
                           ---   ------------  ------    -----     ---     --------    -----    -----   ------  -----
TOTAL:                     920   $205,823,305  100.00%   8.381%    644     $223,721    82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======    =====     ===     ========    =====    =====   ======  =====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
AMORTIZATION TYPE         LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing           564   $113,207,334   55.00%  8.404%     641     $200,722   81.63%   42.34%   34.47%   0.00%
Balloon                    335     87,356,867   42.44   8.410      646      260,767   83.25    43.22    33.59    0.00
60 Month Interest-Only      21      5,259,104    2.56   7.382      681      250,434   84.80    44.13    73.88  100.00
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----  ------
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====  ======

ADJUSTMENT TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
ADJUSTMENT TYPE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
ARM                        683   $159,985,283   77.73%  8.487%     643     $234,239   83.45%   42.84%   33.59%  3.29%
Fixed Rate                 237     45,838,022   22.27   8.010      649      193,409   78.74    42.45    40.40   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====   ====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
GEOGRAPHIC              MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
DISTRIBUTION              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Alabama                     22   $  3,295,563    1.60%   8.759%    626     $149,798   87.35%   41.08%   64.16%   4.50%
Alaska                       1        152,759    0.07    7.800     566      152,759   72.86    53.17   100.00    0.00
Arizona                     21      4,668,155    2.27    8.494     619      222,293   83.89    42.39    16.92    0.00
Arkansas                     2        220,256    0.11    9.666     627      110,128   93.26    42.16    32.64    0.00
California                  84     25,110,065   12.20    8.214     664      298,929   80.19    42.16    22.73    7.73
Colorado                    13      2,489,135    1.21    8.197     640      191,472   87.37    43.35    38.74    5.88
Connecticut                 29      6,343,565    3.08    8.427     634      218,744   81.01    44.98    28.98    0.00
Delaware                     3        831,214    0.40    8.197     629      277,071   83.68    48.67    60.20    0.00
District of Columbia         2        354,444    0.17    7.273     655      177,222   68.38    46.15    39.45    0.00
Florida                     85     17,446,914    8.48    8.301     644      205,258   85.64    42.73    31.56    2.87
Georgia                     27      4,715,960    2.29    9.100     610      174,665   84.58    42.99    43.63    0.00
Hawaii                       6      1,584,616    0.77    8.165     663      264,103   89.51    45.16    47.61   15.90
Idaho                        4        825,057    0.40    8.971     688      206,264   88.45    46.19    38.53    0.00
Illinois                   122     25,975,730   12.62    8.777     632      212,916   83.98    43.48    34.29    0.80
Indiana                     26      3,064,643    1.49    8.827     622      117,871   92.95    38.01    88.87    8.64
Iowa                         4        563,050    0.27    8.802     570      140,763   87.46    48.16    76.69    0.00
Kansas                       3        460,608    0.22    9.149     624      153,536   80.19    41.37    14.99    0.00
Kentucky                     2        378,881    0.18    9.110     625      189,440   86.25    41.95   100.00    0.00
Louisiana                    3        435,738    0.21    8.088     636      145,246   82.66    39.41    40.42    0.00
Maine                        2        398,232    0.19    8.182     645      199,116   77.68    43.18     0.00    0.00
Maryland                    19      4,771,924    2.32    8.718     602      251,154   85.84    44.32    27.72    0.00
Massachusetts               28      7,593,762    3.69    8.600     675      271,206   80.52    44.71    29.86    0.00
Michigan                    13      2,092,964    1.02    8.721     652      160,997   88.53    39.65    73.18   12.04
Minnesota                    7      1,771,162    0.86    8.084     643      253,023   86.16    40.55    84.21   17.78
Mississippi                  1        124,336    0.06    9.875     568      124,336   95.00    47.01   100.00    0.00
Missouri                    14      2,301,241    1.12    9.240     608      164,374   90.01    41.62    58.51    0.00
Nebraska                     1        147,235    0.07    8.590     665      147,235   78.88    34.60     0.00    0.00
Nevada                      22      5,148,095    2.50    8.230     679      234,004   84.51    41.67    26.06    5.05
New Hampshire                3        595,203    0.29    8.153     668      198,401   88.71    40.72    30.29    0.00
New Jersey                  49     13,213,582    6.42    8.336     660      269,665   81.73    42.86    22.29    1.12
New Mexico                   7      1,126,019    0.55    8.870     697      160,860   85.56    42.84    37.90    0.00
New York                   146     40,403,926   19.63    7.812     655      276,739   75.99    42.27    37.30    0.91
North Carolina               9        907,815    0.44    8.878     605      100,868   85.97    36.35    49.46    0.00
Ohio                         3        395,413    0.19    9.331     560      131,804   85.00    47.15   100.00    0.00
Oklahoma                     1         84,856    0.04   10.250     591       84,856   96.59    49.70   100.00    0.00
Oregon                      11      1,932,667    0.94    8.360     659      175,697   85.46    42.86    36.47    0.00
Pennsylvania                22      3,825,982    1.86    8.614     602      173,908   84.56    41.43    50.08    0.00
Rhode Island                 6      1,423,407    0.69    8.610     663      237,235   80.44    44.28     0.00    0.00
South Carolina               4        541,285    0.26    8.717     658      135,321   78.22    41.63     0.00    0.00
South Dakota                 1        101,604    0.05    9.750     627      101,604   90.00    44.54     0.00    0.00
Tennessee                    7        765,356    0.37    9.035     604      109,337   90.97    40.56    71.55    0.00
Texas                       29      4,297,999    2.09    8.232     627      148,207   83.10    43.50    45.79    0.00
Utah                         9      1,751,013    0.85    8.994     620      194,557   87.49    41.85    65.34    0.00
Vermont                      1        209,679    0.10    7.375     739      209,679   73.68    33.64   100.00    0.00
Virginia                    24      6,040,496    2.93    8.681     643      251,687   87.99    44.27    23.45    0.00
Washington                  13      2,928,537    1.42    8.495     615      225,272   85.18    42.95    37.58   15.54
West Virginia                2        468,143    0.23    8.680     632      234,071   87.68    41.91     0.00    0.00
Wisconsin                    7      1,545,022    0.75    9.195     578      220,717   86.89    44.19    43.05    0.00
                           ---   ------------  ------    -----     ---     --------   -----    -----   ------   -----
TOTAL:                     920   $205,823,305  100.00%   8.381%    644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======    =====     ===     ========   =====    =====   ======   =====

No more than approximately 0.61% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less              23   $  4,544,802    2.21%  7.024%     658     $197,600   43.69%   41.66%   17.53%   0.00%
50.01% to 55.00%             7      1,838,583    0.89   7.201      661      262,655   52.95    43.78    35.31    0.00
55.01% to 60.00%             6      1,158,448    0.56   7.833      563      193,075   58.46    41.19    36.22    0.00
60.01% to 65.00%            23      5,614,376    2.73   7.903      607      244,103   63.38    42.75    29.26    4.63
65.01% to 70.00%            34      8,024,576    3.90   8.185      608      236,017   69.00    40.39    21.09    0.00
70.01% to 75.00%            49      9,810,005    4.77   8.116      624      200,204   74.20    41.90    33.08    3.21
75.01% to 80.00%           340     81,143,179   39.42   8.056      668      238,656   79.90    42.62    23.02    3.54
80.01% to 85.00%           127     27,630,739   13.42   8.829      606      217,565   84.76    43.36    33.34    1.03
85.01% to 90.00%           161     37,692,292   18.31   8.859      635      234,114   89.64    43.22    37.89    0.00
90.01% to 95.00%            73     15,167,029    7.37   8.793      650      207,768   94.75    43.16    79.28    0.98
95.01% to 100.00%           77     13,199,277    6.41   8.801      650      171,419   99.87    42.99    72.83   10.42
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 33.00% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less              23   $  4,544,802    2.21%  7.024%     658     $197,600   43.69%   41.66%   17.53%  0.00%
50.01% to 55.00%             7      1,838,583    0.89   7.201      661      262,655   52.95    43.78    35.31   0.00
55.01% to 60.00%             6      1,158,448    0.56   7.833      563      193,075   58.46    41.19    36.22   0.00
60.01% to 65.00%            23      5,614,376    2.73   7.903      607      244,103   63.38    42.75    29.26   4.63
65.01% to 70.00%            34      8,024,576    3.90   8.185      608      236,017   69.00    40.39    21.09   0.00
70.01% to 75.00%            47      9,558,075    4.64   8.118      623      203,363   74.20    41.92    33.26   3.30
75.01% to 80.00%            83     15,314,285    7.44   8.453      619      184,509   79.45    40.38    25.02   0.00
80.01% to 85.00%           125     27,137,684   13.18   8.827      608      217,101   84.75    43.41    33.56   1.05
85.01% to 90.00%           163     38,015,082   18.47   8.853      635      233,221   89.46    43.24    36.66   0.00
90.01% to 95.00%            98     23,142,338   11.24   8.579      657      236,146   89.76    42.09    54.44   1.69
95.01% to 100.00%          311     71,475,055   34.73   8.101      674      229,823   83.70    43.42    34.14   5.61
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====   ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 33.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 88.65%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 32.61% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.27%.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DEBT-TO-INCOME RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF DEBT-TO-       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
INCOME RATIOS             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
20.01% to 25.00%            23   $  4,125,968    2.00%  8.249%     657     $179,390   84.13%   22.52%   45.89%  6.11%
25.01% to 30.00%            32      5,683,633    2.76   8.433      646      177,614   80.41    27.76    51.18   2.61
30.01% to 35.00%            48      9,831,474    4.78   8.305      657      204,822   83.21    33.12    43.39   2.16
35.01% to 40.00%           127     25,443,263   12.36   8.265      647      200,341   83.78    37.72    45.82   3.12
40.01% to 45.00%           458    110,465,521   53.67   8.378      650      241,191   80.54    43.56    10.96   0.00
45.01% to 50.00%           200     43,495,357   21.13   8.486      628      217,477   84.99    48.09    76.10   8.86
50.01% to 55.00%            31      6,517,573    3.17   8.297      614      210,244   90.28    53.04    92.98   0.00
55.01% to 60.00%             1        260,517    0.13   9.490      579      260,517   95.00    55.00   100.00   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======   ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 20.33% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.76%.

LOAN PURPOSE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN PURPOSE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout        501   $108,185,097   52.56%  8.443%     621     $215,938   80.71%   42.43%   37.33%  1.30%
Purchase                   405     95,137,940   46.22   8.303      671      234,908   84.24    43.07    32.08   4.05
Refinance - Rate Term       14      2,500,269    1.21   8.653      633      178,591   85.23    45.12    54.07   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====   ====

PROPERTY TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
PROPERTY TYPE             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Single Family              590   $118,336,450   57.49%  8.393%     630     $200,570   82.72%   42.66%   37.79%   3.39%
Two- to Four-Family        182     55,102,942   26.77   8.324      671      302,763   80.40    42.82    32.49    0.00
Planned Unit
   Development              73     17,677,714    8.59   8.454      637      242,160   84.95    43.29    31.47    2.97
Condominium                 67     13,271,027    6.45   8.413      667      198,075   83.81    42.71    24.93    3.34
Townhouse                    6        982,654    0.48   8.646      607      163,776   87.52    42.22    31.49    0.00
Modular Home                 2        452,518    0.22   7.762      689      226,259   90.56    42.70   100.00   62.93
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======   =====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
DOCUMENTATION             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------           -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Stated Income              488   $120,303,709   58.45%  8.341%     660     $246,524   80.00%   42.22%    0.00%   0.00%
Full Documentation         378     72,255,235   35.11   8.454      620      191,151   85.84    43.60   100.00    5.38
Alternative
   Documentation            49     12,461,027    6.05   8.319      636      254,307   85.57    43.12     0.00   11.02
6 Months Bank
   Statements                5        803,334    0.39   8.697      636      160,667   83.63    41.93     0.00    0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------    ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======    ====

OCCUPANCY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
OCCUPANCY                 LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------               -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Primary                    800   $177,581,680   86.28%  8.333%     637     $221,977   81.69%   42.94%   33.72%   2.96%
Investment                 113     26,846,318   13.04   8.680      689      237,578   87.01    41.48    46.09    0.00
Second Home                  7      1,395,308    0.68   8.719      653      199,330   84.60    44.30     0.00    0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----    ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
(MONTHS)                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------------      -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
2                          659   $148,191,131   72.00%  8.411%     644     $224,873   82.20%   42.80%   34.67%  2.94%
3                          121     28,083,914   13.64   8.504      641      232,098   83.41    42.33    36.67   0.90
4                           42      8,429,274    4.10   8.409      638      200,697   80.16    43.45    30.69   0.00
5                           51     11,529,348    5.60   8.103      667      226,066   81.81    42.89    27.93   5.66
6                           22      4,639,613    2.25   7.617      662      210,891   81.08    43.80    52.98   0.00
7                           20      3,959,247    1.92   7.937      634      197,962   88.66    40.94    33.44   0.00
8                            3        792,326    0.38   8.693      531      264,109   90.47    46.57   100.00   0.00
9                            2        198,454    0.10   8.592      576       99,227   94.84    29.27   100.00   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======   ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PENALTY TERM              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------------     -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
None                       287   $ 61,843,770   30.05%  8.758%     630     $215,484   83.10%   43.21%   37.49%   0.48%
6 Months                     9      1,914,093    0.93   8.094      680      212,677   82.72    43.06    14.88   14.88
12 Months                  160     43,424,224   21.10   7.811      663      271,401   76.70    42.59    29.55    2.59
18 Months                    8      1,425,478    0.69   7.954      639      178,185   81.25    41.54     0.00    0.00
24 Months                   85     19,187,190    9.32   8.382      649      225,732   85.01    41.84    35.59    0.00
30 Months                    3        485,939    0.24   9.040      606      161,980   88.62    46.39    68.06    0.00
36 Months                  368     77,542,612   37.67   8.410      643      210,714   84.37    42.70    37.13    4.58
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----  ------
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%   2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====  ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT SCORES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------           -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
469 to 475                   2   $    302,821    0.15%  9.645%     472     $151,411   66.73%   44.70%  100.00%  0.00%
476 to 500                   6        552,303    0.27   9.540      494       92,051   73.11    43.00   100.00   0.00
501 to 525                  53      8,888,033    4.32   9.291      513      167,699   79.45    43.09    83.46   0.00
526 to 550                  67     12,657,059    6.15   9.127      538      188,911   81.53    43.56    61.75   0.00
551 to 575                  58     12,874,068    6.25   8.942      566      221,967   83.25    43.21    50.43   0.00
576 to 600                  93     19,716,921    9.58   8.804      588      212,010   83.50    43.06    42.74   0.00
601 to 625                 106     21,770,231   10.58   8.746      613      205,380   82.46    42.60    31.96   0.00
626 to 650                 123     28,341,592   13.77   8.316      638      230,419   83.65    44.16    33.34   5.96
651 to 675                 129     29,193,701   14.18   8.242      664      226,308   82.42    43.14    28.48   4.90
676 to 700                 119     30,273,029   14.71   8.070      687      254,395   83.24    42.18    18.75   0.97
701 to 725                  70     17,276,317    8.39   7.807      710      246,805   81.85    41.93    22.29   7.91
726 to 750                  53     13,802,548    6.71   7.657      739      260,425   81.12    41.14    20.36   1.54
751 to 775                  28      6,769,144    3.29   7.839      763      241,755   81.08    41.13    35.65   3.91
776 to 800                  12      3,352,265    1.63   7.456      784      279,355   79.02    40.66    51.26   0.00
801 to 803                   1         53,273    0.03   6.199      803       53,273   71.33    22.68   100.00   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======   ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 469 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT GRADE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
A+                         438   $106,033,953   51.52%  8.012%     692     $242,087   82.49%   42.47%   25.88%  4.44%
A                          363     77,343,843   37.58   8.717      601      213,068   83.33    43.39    40.19   0.71
A-                          70     14,169,661    6.88   9.000      574      202,424   81.27    41.94    55.17   0.00
B                           33      5,274,806    2.56   9.014      556      159,843   77.93    42.09    70.43   0.00
C                           11      2,439,487    1.19   8.547      564      221,772   69.03    40.47    66.99   0.00
C-                           5        561,554    0.27   9.439      478      112,311   66.07    46.08   100.00   0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----   ------   ----
TOTAL:                     920   $205,823,305  100.00%  8.381%     644     $223,721   82.40%   42.76%   35.11%  2.56%
                           ===   ============  ======   =====      ===     ========   =====    =====   ======   ====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
GROSS MARGINS             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
2.001% to 2.500%             6   $  1,188,178    0.74%  7.438%     687     $198,030   80.00%   44.60%    6.86%   0.00%
2.501% to 3.000%            20      4,164,489    2.60   7.789      671      208,224   79.47    42.57    15.53    5.01
3.001% to 3.500%            20      4,913,850    3.07   8.067      664      245,692   81.68    44.22    20.87   10.11
3.501% to 4.000%            36      9,878,986    6.17   7.259      689      274,416   78.81    42.22    37.08   14.74
4.001% to 4.500%            50     12,048,765    7.53   7.755      666      240,975   80.41    42.03    35.16    9.39
4.501% to 5.000%            91     21,876,885   13.67   8.172      661      240,405   82.58    42.87    25.69    2.19
5.001% to 5.500%           110     26,904,068   16.82   8.492      646      244,582   84.33    43.40    37.96    1.92
5.501% to 6.000%           117     27,337,854   17.09   8.747      629      233,657   84.50    42.86    32.41    0.92
6.001% to 6.500%            93     19,762,798   12.35   9.019      621      212,503   85.17    43.01    38.16    2.18
6.501% to 7.000%            98     22,518,658   14.08   9.070      622      229,782   84.38    42.20    36.17    1.28
7.001% to 7.500%            37      8,634,798    5.40   8.805      627      233,373   86.08    43.09    38.30    0.00
7.501% to 8.000%             5        755,954    0.47   9.085      554      151,191   84.73    44.62    52.54    0.00
                           ---   ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                     683   $159,985,283  100.00%  8.487%     643     $234,239   83.45%   42.84%   33.59%   3.29%
                           ===   ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 7.999% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.497% per annum.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
12.501% to 13.000%           2   $    519,142    0.32%   6.936%    705     $259,571   80.00%   44.08%    0.00%   0.00%
13.001% to 13.500%           3        863,762    0.54    6.411     705      287,921   80.00    46.98    23.43   57.52
13.501% to 14.000%          34      9,031,495    5.65    6.947     698      265,632   77.95    42.31    42.45   20.87
14.001% to 14.500%          60     16,193,716   10.12    7.379     691      269,895   79.21    42.18    29.90    2.86
14.501% to 15.000%         120     27,689,977   17.31    7.838     673      230,750   82.25    42.48    23.70    7.27
15.001% to 15.500%         117     30,211,703   18.88    8.339     646      258,220   82.41    43.10    41.36    0.49
15.501% to 16.000%         164     37,221,265   23.27    8.824     625      226,959   85.67    43.35    33.36    0.68
16.001% to 16.500%          77     16,928,701   10.58    9.355     608      219,853   84.49    42.81    36.93    0.00
16.501% to 17.000%          93     18,761,168   11.73    9.808     597      201,733   87.35    42.46    33.13    0.00
17.001% to 17.500%          11      2,065,571    1.29   10.257     581      187,779   88.13    43.53    38.08    0.00
17.501% to 18.000%           2        498,783    0.31   10.895     600      249,391   92.61    44.71    26.07    0.00
                           ---   ------------  ------   ------     ---     --------   -----    -----    -----   -----
TOTAL:                     683   $159,985,283  100.00%   8.487%    643     $234,239   83.45%   42.84%   33.59%   3.29%
                           ===   ============  ======   ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.750% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.481% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
NEXT RATE               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT DATE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
September 2007               1   $    148,807    0.09%  8.990%     552     $148,807   100.00%  30.21%  100.00%  0.00%
October 2007                 1        449,086    0.28   8.499      540      449,086    90.00   44.37   100.00   0.00
November 2007               18      3,662,751    2.29   8.058      632      203,486    89.04   40.51    34.51   0.00
December 2007               17      3,636,285    2.27   7.665      654      213,899    80.79   43.26    45.70   0.00
January 2008                36      8,651,332    5.41   8.176      662      240,315    82.40   42.64    33.19   7.55
February 2008               28      6,027,382    3.77   8.440      643      215,264    81.95   44.57    28.47   0.00
March 2008                  46     11,959,240    7.48   8.558      646      259,983    81.73   42.14    36.93   0.00
April 2008                 201     51,613,597   32.26   8.474      648      256,784    82.26   43.19    28.97   1.18
October 2008                 1        268,733    0.17   8.999      506      268,733    90.00   49.55   100.00   0.00
November 2008                1         59,879    0.04   8.259      624       59,879   100.00   36.89   100.00   0.00
January 2009                 1        132,102    0.08   6.750      709      132,102    80.00   44.95     0.00   0.00
February 2009                1        117,709    0.07   9.375      572      117,709    95.00   38.31   100.00   0.00
March 2009                  43     10,184,073    6.37   8.630      626      236,839    85.83   43.69    35.25   2.47
April 2009                 275     60,173,453   37.61   8.610      637      218,813    84.38   42.51    35.39   6.22
January 2011                 1        321,247    0.20   7.750      655      321,247    80.00   39.87     0.00   0.00
February 2011                1        148,381    0.09   9.250      540      148,381    90.00   49.86   100.00   0.00
March 2011                   2        532,387    0.33   7.478      705      266,194    80.00   43.80     0.00   0.00
April 2011                   9      1,898,841    1.19   8.000      713      210,982    84.63   42.79    41.00   0.00
                           ---   ------------  ------   -----      ---     --------   ------   -----   ------   ----
TOTAL:                     683   $159,985,283  100.00%  8.487%     643     $234,239    83.45%  42.84%   33.59%  3.29%
                           ===   ============  ======   =====      ===     ========   ======   =====   ======   ====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance   $223,838,455
Aggregate Original Principal Balance      $224,096,182
Number of Mortgage Loans                         1,017

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------    -------   -----------
Original Principal Balance      $30,000   $822,500     $220,350
Outstanding Principal Balance   $29,960   $822,500     $220,097

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE(2)
                               -------   -------   -------------------
Original Term (mos)               120       360             358
Stated Remaining Term (mos)       113       359             355
Loan Age (mos)                      1        11               3
Current Interest Rate           5.000%   12.500%          8.220%
Initial Interest Rate Cap(3)    1.000%    6.000%          1.557%
Periodic Rate Cap(3)            1.000%    2.000%          1.506%
Gross Margin(3)                 2.250%   10.490%          5.833%
Maximum Mortgage Rate(3)       12.875%   18.990%         15.559%
Minimum Mortgage Rate(3)        2.250%   11.990%          8.544%
Months to Roll(3)                  16        58              29
Original Loan-to-Value          11.34%   100.00%          82.39%
Combined Loan-to-Value          11.34%   100.00%          87.89%
Credit Score                      477       816             637

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2015   05/01/2036

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        91.32%
Second Home                     1.44%
Investment                      7.23%

LOAN TYPE
Fixed Rate                     35.57%
ARM                            64.43%

AMORTIZATION TYPE
Fully Amortizing               43.71%
Interest Only                  27.49%
30/40 Balloon                  28.79%

YEAR OF ORIGINATION
2005                            9.55%
2006                           90.45%

LOAN PURPOSE
Purchase                       35.27%
Refinance - Rate/Term           1.97%
Refinance - Cash-out           62.76%

PROPERTY TYPE
Single Family Residence        71.17%
Planned Unit Development       13.23%
2-4 Faimly                      9.05%
Condo                           6.11%
Townhouse                       0.33%
Modular Home                    0.11%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
RANGE OF MORTGAGE RATES   LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
5.500% or less               11  $  3,132,766    1.40%   5.386%    724     $284,797   63.07%   45.93%   87.88%  52.68%
5.501% to 6.000%             18     5,217,799    2.33    5.908     723      289,878   69.52    41.63    43.46   28.98
6.001% to 6.500%             39    12,940,660    5.78    6.350     700      331,812   74.91    42.63    61.20   38.59
6.501% to 7.000%             69    20,406,966    9.12    6.865     693      295,753   78.54    44.33    38.32   62.01
7.001% to 7.500%            108    33,138,736   14.80    7.343     680      306,840   80.73    43.00    32.24   55.90
7.501% to 8.000%            147    35,870,201   16.03    7.840     655      244,015   82.08    43.12    33.39   41.05
8.001% to 8.500%            103    24,176,334   10.80    8.332     623      234,722   84.95    42.03    46.48   21.46
8.501% to 9.000%            180    32,940,811   14.72    8.870     603      183,005   85.11    42.82    44.39    2.72
9.001% to 9.500%            106    19,615,721    8.76    9.370     595      185,054   86.34    41.20    45.31    3.96
9.501% to 10.000%           148    24,913,128   11.13    9.865     572      168,332   85.80    41.19    46.28    1.14
10.001% to 10.500%           51     6,877,492    3.07   10.332     552      134,853   87.17    40.96    64.78    0.00
10.501% to 11.000%           24     3,109,768    1.39   10.809     588      129,574   88.67    41.00    37.99   10.92
11.001% to 11.500%            8       750,709    0.34   11.274     544       93,839   78.95    39.65    42.46    0.00
11.501% to 12.000%            4       472,107    0.21   11.950     574      118,027   89.45    45.14    78.67    0.00
12.001% to 12.500%            1       275,258    0.12   12.500     552      275,258   90.00    39.48   100.00    0.00
                          -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%   8.220%    637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.220% per annum.

REMAINING MONTHS TO STATED MATURITY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF REMAINING      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
TERMS (MONTHS)            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
109 to 120                    2  $     92,526    0.04%  7.580%     660     $ 46,263   64.85%   39.46%   46.97%   0.00%
169 to 180                   13     1,429,225    0.64   7.748      655      109,940   68.64    38.03    47.00    0.00
229 to 240                   13     1,755,545    0.78   7.238      630      135,042   76.37    40.88    43.88    0.00
289 to 300                    2       211,459    0.09   5.697      741      105,730   80.53    44.37   100.00    0.00
349 to 360                  987   220,349,700   98.44   8.233      637      223,252   82.54    42.58    42.93   27.93
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF ORIGINAL          OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOAN           MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRINCIPAL BALANCES        LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less              28  $  1,236,677    0.55%  9.190%     590     $ 44,167   73.17%   31.15%   88.49%   0.00%
$50,001 to $100,000         220    16,381,379    7.32   9.206      597       74,461   86.03    38.40    77.80    0.00
$100,001 to $150,000        210    26,319,177   11.76   8.841      596      125,329   86.23    41.38    68.99    8.80
$150,001 to $200,000        128    22,253,363    9.94   8.362      617      173,854   83.22    41.84    58.03   17.44
$200,001 to $250,000        112    25,226,527   11.27   8.113      629      225,237   81.04    43.79    41.40   25.29
$250,001 to $300,000         71    19,227,050    8.59   8.139      645      270,804   80.75    41.02    37.90   37.62
$300,001 to $350,000         38    12,462,179    5.57   8.075      637      327,952   80.97    44.07    26.20   44.68
$350,001 to $400,000         38    14,240,605    6.36   7.637      665      374,753   79.46    44.15    23.74   50.32
$400,001 to $450,000         44    18,887,925    8.44   8.026      645      429,271   81.61    43.75    27.21   31.75
$450,001 to $500,000         57    26,833,713   11.99   8.029      664      470,767   82.78    43.73    31.37   40.13
$500,001 to $550,000         31    16,211,472    7.24   7.708      678      522,951   79.95    44.51    22.58   41.97
$550,001 to $600,000         26    14,986,792    6.70   8.163      653      576,415   83.84    43.25    19.00   30.73
$600,001 to $650,000          5     3,172,337    1.42   7.491      647      634,467   89.22    46.04    80.72    0.00
$650,001 to $700,000          5     3,352,700    1.50   8.332      658      670,540   81.51    38.09    40.16    0.00
$700,001 to $750,000          2     1,469,532    0.66   8.666      546      734,766   74.21    47.18   100.00    0.00
$750,001 to $800,000          1       754,527    0.34   6.125      679      754,527   63.00    43.23   100.00    0.00
$800,001 to $850,000          1       822,500    0.37   6.105      748      822,500   67.14    20.98   100.00  100.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------  ------
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,960 to approximately $822,500 and the average outstanding principal balance of the Mortgage Loans was approximately $220,097.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PRODUCT TYPES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
10 Year Fixed Loans           2  $     92,526    0.04%  7.580%     660     $ 46,263   64.85%   39.46%   46.97%   0.00%
15 Year Fixed Loans          13     1,429,225    0.64   7.748      655      109,940   68.64    38.03    47.00    0.00
20 Year Fixed Loans          13     1,755,545    0.78   7.238      630      135,042   76.37    40.88    43.88    0.00
25 Year Fixed Loans           2       211,459    0.09   5.697      741      105,730   80.53    44.37   100.00    0.00
30 Year Fixed Loans         336    62,651,747   27.99   7.595      648      186,464   80.10    43.02    64.88   29.32
30/40 Balloon Loans          54    13,487,661    6.03   7.583      647      249,771   84.10    42.34    39.74    0.00
2/28 LIBOR Loans            169    39,678,820   17.73   8.469      639      234,786   81.82    42.63    30.14   44.06
2/28 LIBOR Loans (40
   due in 30)                76    20,668,274    9.23   8.842      609      271,951   83.86    43.21    37.45    0.00
3/27 LIBOR Loans            223    48,553,562   21.69   8.502      639      217,729   84.11    42.67    38.39   47.65
3/27 LIBOR Loans (40
   due in 30)                95    29,277,975   13.08   8.733      619      308,189   84.53    41.68    25.73    0.00
5/25 LIBOR Loans             27     5,014,798    2.24   8.050      647      185,733   80.99    40.49    44.13   50.89
5/25 LIBOR Loans (40
   due in 30)                 7     1,016,862    0.45   8.290      639      145,266   88.27    35.56    50.70    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

AMORTIZATION TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
AMORTIZATION TYPE         LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing            597  $ 97,845,710   43.71%  8.573%     612     $163,896   82.54%   41.62%   51.84%   0.00%
Balloon                     232    64,450,772   28.79   8.520      622      277,805   84.29    42.21    32.81    0.00
60 Month Interest-Only      186    61,141,174   27.31   7.340      692      328,716   80.18    44.34    39.77  100.00
120 Month Interest-Only       2       400,800    0.18   7.863      671      200,400   80.00    42.20    30.14  100.00
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----  ------
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====  ======

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT TYPE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------         -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
ARM                         597  $144,210,292   64.43%  8.572%     631     $241,558   83.45%   42.41%   33.70%  29.94%
Fixed Rate                  420    79,628,163   35.57   7.583      648      189,591   80.48    42.77    59.91   23.07
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
GEOGRAPHIC              MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
DISTRIBUTION              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Alabama                      36  $  3,415,432    1.53%   9.114%    611     $ 94,873    84.47%  38.72%   72.75%   5.15%
Alaska                        1       219,499    0.10   10.125     507      219,499    90.00   49.67   100.00    0.00
Arizona                      34     8,065,145    3.60    8.142     626      237,210    76.14   41.85    40.84   23.14
Arkansas                      5       621,779    0.28    7.097     617      124,356    75.46   40.92    38.94    0.00
California                  149    57,403,821   25.65    7.653     671      385,261    78.47   43.20    24.54   52.49
Colorado                     16     3,649,160    1.63    8.767     588      228,073    84.28   47.03    52.68    8.99
Connecticut                   8     1,466,198    0.66    8.961     593      183,275    81.09   42.41    52.77   14.95
District of Columbia          1       161,500    0.07    6.650     650      161,500    85.00   44.14   100.00  100.00
Florida                     123    25,821,566   11.54    8.159     630      209,931    82.57   42.19    29.47   22.55
Georgia                      36     5,164,689    2.31    9.074     611      143,464    86.67   43.02    58.63   12.22
Hawaii                        4     1,532,792    0.68    6.248     698      383,198    74.94   43.51    62.50   37.11
Idaho                         1       413,045    0.18    8.500     584      413,045    95.00   17.66     0.00    0.00
Illinois                     19     4,659,423    2.08    8.182     650      245,233    82.72   44.64    46.83   58.17
Indiana                      30     4,167,184    1.86    8.896     610      138,906    90.40   41.81    70.11    0.00
Iowa                          9     1,163,520    0.52    9.621     541      129,280    84.99   42.16    45.18    0.00
Kansas                        7     1,183,137    0.53    8.519     619      169,020    83.90   48.80    75.80   56.26
Kentucky                      8       883,341    0.39    8.784     631      110,418    91.08   35.65    62.11    0.00
Louisiana                     9       933,908    0.42    9.199     596      103,768    89.90   37.90    86.16   15.56
Maine                         2       169,115    0.08   10.572     614       84,558    87.95   41.58    61.44    0.00
Maryland                     22     5,803,301    2.59    8.907     595      263,786    82.06   39.76    36.79   23.32
Massachusetts                 5     1,253,356    0.56    9.136     634      250,671    84.87   45.80    35.90    0.00
Michigan                     21     2,834,466    1.27    9.328     592      134,975    87.60   43.01    63.05   16.79
Minnesota                     2       302,385    0.14   10.070     625      151,192    82.09   44.48     0.00    0.00
Mississippi                   6       658,981    0.29    9.420     595      109,830    86.98   38.96    71.37    0.00
Missouri                     35     4,925,381    2.20    9.133     597      140,725    88.86   42.08    72.81   10.85
Montana                       2       359,478    0.16    8.863     588      179,739    86.04   42.73    33.31    0.00
Nebraska                      1       120,000    0.05   10.290     585      120,000   100.00   29.43   100.00    0.00
Nevada                       22     5,897,785    2.63    7.826     672      268,081    78.54   41.31    24.72   45.48
New Hampshire                 1       173,709    0.08    9.990     549      173,709    80.00   42.24     0.00    0.00
New Jersey                   17     5,345,908    2.39    8.843     613      314,465    83.06   40.25    32.37    4.56
New Mexico                    6       933,471    0.42    7.665     666      155,579    74.64   36.15    15.18   56.56
New York                     51    21,086,268    9.42    7.335     673      413,456    77.68   42.56    47.12   34.30
North Carolina                5     1,076,158    0.48   10.081     529      215,232    81.54   49.92    27.58    0.00
North Dakota                  1       142,300    0.06    8.500     682      142,300    80.00   51.94   100.00  100.00
Ohio                         83    12,965,038    5.79    8.842     599      156,205    87.98   41.77    71.53    5.04
Oklahoma                     23     1,633,571    0.73    8.807     589       71,025    87.41   34.85    91.57    0.00
Oregon                        8     1,422,469    0.64    8.497     624      177,809    88.04   45.70    57.63   10.34
Pennsylvania                 33     5,511,523    2.46    8.694     620      167,016    91.66   43.16    57.80    0.00
Rhode Island                  1       467,280    0.21    8.690     613      467,280    85.00   44.76     0.00    0.00
South Carolina                8       878,492    0.39    9.128     601      109,811    88.97   42.18    69.72    0.00
South Dakota                  2       280,349    0.13    9.628     584      140,174    82.65   41.27     0.00    0.00
Tennessee                    36     5,217,220    2.33    8.647     636      144,923    89.87   40.77    52.58    0.00
Texas                        44     5,395,754    2.41    8.585     630      122,631    84.59   42.24    59.45    3.47
Utah                         11     2,761,561    1.23    8.493     638      251,051    90.28   44.02    50.65   45.92
Virginia                     34     8,026,522    3.59    8.869     598      236,074    85.52   44.83    42.86    4.52
Washington                   29     6,310,996    2.82    7.753     641      217,621    85.19   44.98    69.38   36.56
West Virginia                 3       268,897    0.12   10.318     520       89,632    80.31   34.30   100.00    0.00
Wisconsin                     7       691,583    0.31    9.901     564       98,798    84.42   37.63    49.39    0.00
                          -----  ------------  ------   ------     ---     --------   ------   -----   ------  ------
TOTAL:                    1,017  $223,838,455  100.00%   8.220%    637     $220,097    82.39%  42.54%   43.02%  27.49%
                          =====  ============  ======   ======     ===     ========   ======   =====   ======  ======

No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less               18  $  3,053,567    1.36%  6.658%     698     $169,643   40.67%   41.33%   41.20%   9.73%
50.01% to 55.00%             12     2,653,113    1.19   7.255      641      221,093   52.05    38.73    41.37   33.86
55.01% to 60.00%             16     2,926,930    1.31   7.542      621      182,933   57.43    44.07    39.33   19.41
60.01% to 65.00%             26     7,190,732    3.21   7.794      612      276,567   63.66    43.62    55.19   22.50
65.01% to 70.00%             43     9,361,582    4.18   7.388      633      217,711   68.54    39.60    39.28   24.82
70.01% to 75.00%             54    12,030,058    5.37   8.070      631      222,779   74.44    42.08    39.87   23.77
75.01% to 80.00%            278    77,651,292   34.69   7.805      669      279,321   79.84    42.92    26.89   50.88
80.01% to 85.00%            194    40,910,286   18.28   8.570      595      210,878   84.39    42.78    43.36   12.53
85.01% to 90.00%            176    33,880,680   15.14   8.837      611      192,504   89.45    42.72    50.98   12.23
90.01% to 95.00%             83    15,109,028    6.75   8.942      639      182,036   94.81    40.69    72.49   11.99
95.01% to 100.00%           117    19,071,187    8.52   8.639      648      163,002   99.74    43.39    70.85   12.52
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.34% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less               18  $  3,053,567    1.36%  6.658%     698     $169,643   40.67%   41.33%   41.20%   9.73%
50.01% to 55.00%             12     2,653,113    1.19   7.255      641      221,093   52.05    38.73    41.37   33.86
55.01% to 60.00%             16     2,926,930    1.31   7.542      621      182,933   57.43    44.07    39.33   19.41
60.01% to 65.00%             26     7,190,732    3.21   7.794      612      276,567   63.66    43.62    55.19   22.50
65.01% to 70.00%             42     8,766,925    3.92   7.348      636      208,736   68.44    39.34    41.94   26.51
70.01% to 75.00%             48    10,100,310    4.51   8.152      617      210,423   74.33    41.52    41.55   15.08
75.01% to 80.00%             89    16,438,393    7.34   8.232      608      184,701   79.39    40.66    54.89   17.51
80.01% to 85.00%            190    39,641,864   17.71   8.526      597      208,641   84.32    42.72    42.81   14.20
85.01% to 90.00%            186    38,116,887   17.03   8.744      616      204,929   88.24    42.88    46.09   16.45
90.01% to 95.00%            102    22,256,858    9.94   8.613      642      218,204   90.04    41.73    64.44   21.95
95.01% to 100.00%           288    72,692,875   32.48   7.940      678      252,406   85.13    43.47    31.71   47.67
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.34% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 87.89%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 29.43% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.58%.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DEBT-TO-INCOME RATIOS

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF DEBT-TO-       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
INCOME RATIOS             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
20.00% or less               35  $  5,443,771    2.43%  8.461%     630     $155,536   83.68%   14.58%   45.55%   3.44%
20.01% to 25.00%             25     3,900,235    1.74   8.539      631      156,009   84.60    22.13    73.18   21.09
25.01% to 30.00%             45     4,891,606    2.19   8.619      605      108,702   84.82    28.02    67.46    6.54
30.01% to 35.00%             76    10,988,745    4.91   8.730      599      144,589   82.95    32.81    53.29   13.34
35.01% to 40.00%            130    26,417,430   11.80   8.162      642      203,211   79.08    37.96    37.34   24.43
40.01% to 45.00%            400   105,496,210   47.13   8.220      653      263,741   82.03    43.50    16.37   27.22
45.01% to 50.00%            255    54,800,659   24.48   8.235      612      214,905   83.77    48.06    79.87   30.84
50.01% to 55.00%             50    11,584,799    5.18   7.454      650      231,696   83.77    53.04    94.23   54.86
55.01% to 60.00%              1       315,000    0.14   6.599      668      315,000   83.11    57.77     0.00  100.00
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----  ------
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====  ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.63% to 57.77% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.54%.

LOAN PURPOSE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
LOAN PURPOSE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout         661  $140,483,708   62.76%  8.172%     619     $212,532   81.25%   42.57%   51.42%  20.32%
Purchase                    327    78,954,335   35.27   8.311      670      241,451   84.41    42.45    27.91   40.76
Refinance - Rate Term        29     4,400,412    1.97   8.109      622      151,738   82.42    43.04    46.19   18.61
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

PROPERTY TYPE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
PROPERTY TYPE             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Single Family Residence     781  $159,295,350   71.17%  8.279%     629     $203,963   82.57%   42.42%   44.55%  25.89%
Planned Unit
   Development               96    29,606,879   13.23   8.159      649      308,405   81.90    42.63    30.88   32.07
2-4 Family                   73    20,265,604    9.05   7.795      663      277,611   80.69    42.39    54.36   27.20
Condo                        60    13,666,604    6.11   8.234      666      227,777   83.59    44.12    32.03   38.71
Townhouse                     6       749,254    0.33   8.739      636      124,876   90.36    35.59    72.74    0.00
Modular Home                  1       254,764    0.11   9.800      509      254,764   75.00    49.36   100.00    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
DOCUMENTATION             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Stated Income               395  $111,777,821   49.94%  8.140%     665     $282,982   80.73%   42.13%    0.00%  30.26%
Full Documentation          562    96,303,414   43.02   8.244      610      171,358   84.37    43.54   100.00   25.37
Alternative
   Documentation             53    14,044,431    6.27   8.546      602      264,989   81.98    40.13     0.00   23.38
6 Months Bank
   Statements                 7     1,712,790    0.77   9.339      616      244,684   82.91    32.23     0.00    0.00
                          -----  ------------  ------   -----      ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====   ======   =====

OCCUPANCY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
OCCUPANCY                 LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Primary                     909  $204,416,778   91.32%  8.179%     633     $224,881   82.22%   42.82%   43.16%  29.18%
Investment                   96    16,193,434    7.23   8.660      679      168,682   83.34    39.34    47.01    2.08
Second Home                  12     3,228,243    1.44   8.591      685      269,020   88.22    40.58    14.71   48.12
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
(MONTHS)                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
1                             1  $    269,800    0.12%  8.001%     587     $269,800    87.03%  46.34%  100.00% 100.00%
2                           706   167,825,498   74.98   8.146      641      237,713    81.83   42.64    39.83   31.37
3                           153    25,862,878   11.55   8.610      623      169,038    86.15   43.05    58.94   19.04
4                            44     8,496,091    3.80   8.486      630      193,093    82.78   41.37    36.34   12.68
5                            57    10,265,982    4.59   8.674      615      180,105    82.34   40.47    49.44   10.20
6                            30     4,924,854    2.20   8.227      598      164,162    81.75   41.48    57.05    7.68
7                            18     4,820,681    2.15   7.728      666      267,816    82.71   43.78    36.08   15.76
8                             6     1,138,848    0.51   6.584      690      189,808    77.16   44.40    88.15   37.98
9                             1       154,435    0.07   5.500      695      154,435    80.00   26.88   100.00    0.00
11                            1        79,389    0.04   7.999      603       79,389   100.00   29.31   100.00    0.00
                          -----  ------------  ------   -----      ---     --------   ------   -----   ------  ------
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097    82.39%  42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   ======   =====   ======  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PENALTY TERM              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
None                        140  $ 25,464,125   11.38%  8.894%     611     $181,887    82.97%  41.71%   44.89%  17.92%
6 Months                     22     6,447,532    2.88   8.753      659      293,070    81.09   44.79     2.96   38.21
12 Months                    57    22,617,122   10.10   7.572      661      396,792    77.35   42.63    45.91   39.86
18 Months                     3       542,541    0.24   8.304      650      180,847    75.34   46.83    65.86   57.31
24 Months                    94    22,452,750   10.03   8.426      646      238,859    83.03   41.84    39.15   46.43
30 Months                     2       462,819    0.21   7.373      649      231,409    66.05   40.73    52.77    0.00
36 Months                   297    74,959,185   33.49   8.219      641      252,388    82.14   42.74    32.49   36.18
42 Months                     1       139,815    0.06   8.100      607      139,815   100.00   33.04   100.00    0.00
48 Months                     6     1,169,044    0.52   9.681      552      194,841    84.94   45.93    42.97    0.00
60 Months                   395    69,583,520   31.09   8.049      631      176,161    84.09   42.54    57.35   10.98
                          -----  ------------  ------   -----      ---     --------   ------   -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097    82.39%  42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   ======   =====   ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 39 months.

CREDIT SCORES

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT SCORES             LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
477 to 500                   19  $  2,775,625    1.24%  8.944%     497     $146,086   67.92%   40.74%   90.61%   0.00%
501 to 525                  117    18,029,995    8.05   9.570      513      154,103   80.24    42.37    77.89    0.00
526 to 550                  102    17,440,031    7.79   9.213      538      170,981   83.58    41.69    57.94    0.00
551 to 575                   82    13,929,485    6.22   9.398      564      169,872   86.01    42.28    66.39    0.00
576 to 600                  112    22,638,763   10.11   8.697      589      202,132   83.56    42.46    47.08    9.66
601 to 625                  100    17,073,371    7.63   8.573      613      170,734   86.41    42.69    47.85   14.68
626 to 650                  126    29,234,756   13.06   8.190      637      232,022   84.52    42.27    41.60   22.93
651 to 675                  111    29,223,587   13.06   7.674      664      263,276   82.74    43.41    34.54   41.55
676 to 700                   97    29,991,172   13.40   7.637      688      309,187   81.85    43.72    25.83   51.64
701 to 725                   57    16,653,278    7.44   7.327      713      292,163   80.34    41.56    19.08   52.67
726 to 750                   39    10,807,594    4.83   7.283      740      277,118   79.35    40.25    30.21   49.03
751 to 775                   28     9,667,824    4.32   7.342      763      345,279   80.72    43.78    27.71   44.74
776 to 800                   22     5,084,540    2.27   6.689      785      231,115   71.08    42.75    40.77   58.21
801 to 816                    5     1,288,434    0.58   7.149      810      257,687   80.03    42.63    28.82   90.23
                          -----  ------------  ------   -----      ---     --------   -----    -----    -----   -----
TOTAL:                    1,017  $223,838,455  100.00%  8.220%     637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======   =====      ===     ========   ======   =====    =====   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 477 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT GRADE              LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
A+                          385  $107,384,855   47.97%   7.563%    694     $278,922   81.25%   42.77%   29.57%  46.78%
A                           446    86,077,346   38.46    8.725     592      192,999   84.77    42.65    50.74   12.03
A-                           87    15,834,445    7.07    8.832     581      182,005   82.21    42.66    67.77    6.00
B                            74    10,889,029    4.86    9.348     550      147,149   79.98    39.67    70.15    0.00
C                            16     2,376,427    1.06    9.677     532      148,527   70.16    42.00    62.97    0.00
CG                            1       188,758    0.08   10.200     567      188,758   90.00    49.10   100.00    0.00
C-                            8     1,087,594    0.49    9.340     499      135,949   58.75    37.20    76.04    0.00
                          -----  ------------  ------    -----     ---     --------   -----    -----   ------   -----
TOTAL:                    1,017  $223,838,455  100.00%   8.220%    637     $220,097   82.39%   42.54%   43.02%  27.49%
                          =====  ============  ======    =====     ===     ========   =====    =====   ======   =====

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
RANGE OF GROSS MARGINS    LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
2.001% to 2.500%             2   $    328,812    0.23%   6.550%    655     $164,406    61.53%  38.29%   54.99%  45.01%
2.501% to 3.000%             6        946,214    0.66    7.546     723      157,702    82.24   45.48    50.13   83.67
3.001% to 3.500%            11      3,505,579    2.43    6.888     693      318,689    80.39   42.08    37.97   58.22
3.501% to 4.000%            36     12,582,688    8.73    7.059     704      349,519    80.78   43.60    15.43   82.02
4.001% to 4.500%            47     16,747,104   11.61    7.475     681      356,321    79.97   42.74    28.12   58.29
4.501% to 5.000%            69     19,851,812   13.77    7.975     656      287,707    82.71   42.46    27.20   54.33
5.001% to 5.500%            46     14,631,933   10.15    8.371     640      318,086    83.95   42.88    32.50   30.52
5.501% to 6.000%            64     14,223,315    9.86    8.756     602      222,239    82.47   43.14    34.23   11.43
6.001% to 6.500%            60     14,589,154   10.12    9.050     624      243,153    85.71   42.05    25.72   14.29
6.501% to 7.000%            81     16,413,319   11.38    9.657     573      202,634    84.88   40.72    45.66    4.91
7.001% to 7.500%            66     11,202,168    7.77    9.452     600      169,730    85.69   41.22    44.00    0.00
7.501% to 8.000%            45      8,757,011    6.07    9.616     592      194,600    84.11   42.67    37.79    3.88
8.001% to 8.500%            49      8,757,320    6.07    9.658     579      178,721    87.07   42.74    52.23    0.00
8.501% to 9.000%            11        971,577    0.67   10.513     568       88,325    90.36   40.81    55.49    0.00
9.001% to 9.500%             2        360,209    0.25   10.750     653      180,105    96.67   44.65     0.00    0.00
9.501% to 10.000%            1         88,840    0.06   11.250     614       88,840   100.00   49.00   100.00    0.00
10.001% to 10.500%           1        253,235    0.18   11.990     557      253,235    85.00   49.47   100.00    0.00
                           ---   ------------  ------   ------     ---     --------   ------   -----   ------   -----
TOTAL:                     597   $144,210,292  100.00%   8.572%    631     $241,558    83.45%  42.41%   33.70%  29.94%
                           ===   ============  ======   ======     ===     ========   ======   =====   ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.490% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.833% per annum.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-AHL1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM        MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
12.501% to 13.000%           2   $    379,812    0.26%   5.914%    730     $189,906   65.54%   43.99%  100.00%  52.39%
13.001% to 13.500%           6      2,110,333    1.46    6.737     663      351,722   81.87    41.14    51.43   69.23
13.501% to 14.000%          37     11,653,023    8.08    6.931     712      314,947   79.22    43.46    17.72   78.38
14.001% to 14.500%          53     19,354,213   13.42    7.388     690      365,174   80.55    42.28    18.26   69.27
14.501% to 15.000%          76     22,908,321   15.89    7.863     663      301,425   81.63    43.64    24.30   55.30
15.001% to 15.500%          61     17,656,182   12.24    8.353     623      289,446   84.35    41.77    43.03   23.53
15.501% to 16.000%         105     23,661,272   16.41    8.876     613      225,345   84.31    43.35    36.23    3.17
16.001% to 16.500%          74     15,611,277   10.83    9.375     602      210,963   86.08    41.42    36.45    4.97
16.501% to 17.000%         114     21,389,710   14.83    9.876     573      187,629   85.60    41.31    42.15    1.33
17.001% to 17.500%          40      5,589,230    3.88   10.339     551      139,731   86.83    41.43    64.48    0.00
17.501% to 18.000%          21      2,879,253    2.00   10.815     594      137,107   88.66    41.25    33.02   11.80
18.001% to 18.500%           5        598,180    0.41   11.262     546      119,636   79.09    41.13    36.15    0.00
18.501% to 19.000%           3        419,487    0.29   11.945     568      139,829   89.38    45.95    76.00    0.00
                           ---   ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                     597   $144,210,292  100.00%   8.572%    631     $241,558   83.45%   42.41%   33.70%  29.94%
                           ===   ============  ======   ======     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.875% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.559% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
NEXT RATE               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT DATE           LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------------- -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
October 2007                 1   $    108,830    0.08%  9.750%     597     $108,830   100.00%  44.01%  100.00%   0.00%
November 2007                7      2,930,567    2.03   7.991      654      418,652    79.76   43.91    37.36   25.92
December 2007               13      2,363,054    1.64   8.900      573      181,773    80.41   41.55    61.66    7.11
January 2008                32      6,671,514    4.63   8.858      613      208,485    79.88   40.65    41.03   11.10
February 2008               21      4,752,199    3.30   8.571      620      226,295    82.38   41.80    38.13   22.67
March 2008                  37      5,849,740    4.06   9.287      585      158,101    85.12   43.52    58.98   10.41
April 2008                 134     37,671,191   26.12   8.472      641      281,128    82.89   43.23    23.99   37.51
October 2008                 1        135,000    0.09   8.000      712      135,000   100.00   30.24     0.00  100.00
December 2008                1        103,105    0.07   8.350      689      103,105    90.00   33.40     0.00    0.00
January 2009                 5        699,667    0.49   9.484      592      139,933    88.00   29.96    66.87    0.00
February 2009                1         99,721    0.07   9.999      587       99,721    90.00   44.80     0.00    0.00
March 2009                  56     10,740,974    7.45   8.780      626      191,803    87.29   41.60    50.39   15.41
April 2009                 254     66,053,071   45.80   8.548      633      260,051    83.69   42.57    30.72   32.32
November 2010                1        223,979    0.16   6.999      657      223,979    90.00   44.79     0.00    0.00
December 2010                1        210,400    0.15   7.000      675      210,400    80.00   43.73     0.00  100.00
January 2011                 2        245,622    0.17   7.254      668      122,811    86.45   38.36    32.25   67.75
February 2011                3        493,281    0.34   8.502      643      164,427   100.00   50.16    86.85    0.00
March 2011                   5        591,859    0.41   9.066      625      118,372    89.54   39.70    28.25   25.01
April 2011                  22      4,266,520    2.96   8.067      645      193,933    78.60   38.05    48.13   47.52
                           ---   ------------  ------   -----      ---     --------   ------   -----   ------  ------
TOTAL:                     597   $144,210,292  100.00%  8.572%     631     $241,558    83.45%  42.41%   33.70%  29.94%
                           ===   ============  ======   =====      ===     ========   ======   =====   ======  ======

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL     REMAINING
                                                             AMORTIZATION AMORTIZATION                              ORIGINAL
                                                                 TERM         TERM        ORIGINAL     REMAINING    MONTHS TO
                                    NET   ORIGINAL REMAINING   (LESS IO     (LESS IO   INTEREST-ONLY INTEREST-ONLY PREPAYMENT
        CURRENT         MORTGAGE MORTGAGE   TERM      TERM       TERM)        TERM)         TERM          TERM       PENALTY
      BALANCE ($)        RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)   EXPIRATION
----------------------- -------- -------- -------- --------- ------------ ------------ ------------- ------------- ----------
   292,195.55             9.250    8.750     180      178         360          358           0             0            0
 2,200,162.91             8.955    8.455     360      358         480          478           0             0            0
 2,866,349.55             7.503    7.003     360      357         480          477           0             0           12
    85,891.97             8.500    8.000     360      355         480          475           0             0           18
   471,647.29             9.129    8.629     360      356         480          476           0             0           24
 4,591,633.89             7.866    7.366     360      358         480          478           0             0           36
    39,777.59             9.888    9.388     120      115         120          115           0             0            0
    54,345.03             6.500    6.000     120      118         120          118           0             0           12
    40,762.21             7.999    7.499     180      178         180          178           0             0            0
   188,695.97             7.990    7.490     180      178         180          178           0             0           12
   233,807.22             7.770    7.270     180      178         180          178           0             0           36
    53,273.24             6.199    5.699     240      238         240          238           0             0            0
   373,272.39             5.490    4.990     240      238         240          238           0             0           12
   138,582.14             8.999    8.499     240      238         240          238           0             0           24
 8,433,249.75             8.713    8.213     360      357         360          357           0             0            0
10,940,563.94             7.512    7.012     360      358         360          358           0             0           12
   266,147.42             8.443    7.943     360      358         360          358           0             0           24
14,170,391.49             7.961    7.461     360      357         360          357           0             0           36
   397,272.83             8.481    7.981     360      356         360          356           0             0            6

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                               ORIGINAL     REMAINING
                                                             AMORTIZATION AMORTIZATION ORIGINAL REMAINING
                                                                 TERM         TERM     INTEREST  INTEREST
                                    NET   ORIGINAL REMAINING   (LESS IO     (LESS IO     ONLY      ONLY
        CURRENT         MORTGAGE MORTGAGE   TERM      TERM       TERM)        TERM)      TERM      TERM     GROSS
       BALANCE ($)       RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS) MARGIN(%)
----------------------- -------- -------- -------- --------- ------------ ------------ -------- --------- ---------
21,178,912.36             8.770    8.270     360      357         360          357         0         0      5.557
 9,312,015.80             7.944    7.444     360      357         360          357         0         0      4.904
   643,619.62             7.693    7.193     360      358         360          358         0         0      4.149
 9,232,706.97             8.355    7.855     360      357         360          357         0         0      5.958
   330,750.62             8.942    8.442     360      356         360          356         0         0      5.442
 1,936,598.45             9.076    8.576     360      357         360          357         0         0      5.635
   740,508.04             8.298    7.798     360      358         360          358         0         0      4.568
17,224,259.83             8.683    8.183     360      357         480          477         0         0      5.413
13,357,228.59             7.959    7.459     360      357         480          477         0         0      5.273
   299,367.07             7.791    7.291     360      358         480          478         0         0      2.719
 6,986,638.93             8.409    7.909     360      357         480          477         0         0      5.673
 3,152,864.95             8.137    7.637     360      356         480          476         0         0      6.179
   491,562.24             7.533    7.033     360      357         480          477         0         0      2.933
 7,328,869.66             8.898    8.398     360      358         360          358         0         0      5.832
 1,356,014.21             8.566    8.066     360      358         360          358         0         0      5.256
   396,599.36             8.381    7.881     360      358         360          358         0         0      3.787
   899,341.98             8.497    7.997     360      358         360          358         0         0      5.036
22,200,693.00             8.769    8.269     360      358         360          358         0         0      5.770
 4,353,756.44             8.827    8.327     360      358         480          478         0         0      5.641
 3,126,865.19             8.509    8.009     360      358         480          478         0         0      5.565
   805,084.57             8.420    7.920     360      358         480          478         0         0      5.267
   155,188.18             9.250    8.750     360      358         480          478         0         0      6.250
26,315,877.04             8.566    8.066     360      358         480          478         0         0      5.619
   152,434.05             7.990    7.490     360      358         360          358         0         0      6.490
   725,777.49             7.556    7.056     360      357         360          357         0         0      5.372
   387,040.28             7.000    6.500     360      357         360          357         0         0      2.250
 1,055,310.73             8.493    7.993     360      358         360          358         0         0      4.918
   249,916.12             8.600    8.100     360      357         480          477         0         0      6.491
   330,376.75             7.599    7.099     360      358         480          478         0         0      4.599
   148,000.00             7.500    7.000     360      358         300          300        60        58      4.000
   828,696.18             6.843    6.343     360      357         300          300        60        57      4.232
   284,750.00             7.990    7.490     360      355         300          300        60        55      6.490
   148,200.00             8.500    8.000     360      358         300          300        60        58      5.500
   294,400.00             6.500    6.000     360      358         300          300        60        58      3.500
 3,555,058.29             7.480    6.980     360      358         300          300        60        58      4.589


                                                                     NUMBER OF             ORIGINAL
                        INITIAL                             RATE   MONTHS UNTIL           MONTHS TO
                          RATE                             CHANGE    NEXT RATE           PREPAYMENT
        CURRENT          CHANGE PERIODIC MAXIMUM MINIMUM FREQUENCY  ADJUSTMENT             PENALTY
       BALANCE ($)       CAP(%)  CAP(%)  RATE(%) RATE(%)  (MONTHS)     DATE       INDEX  EXPIRATION
----------------------- ------- -------- ------- ------- --------- ------------ -------- -----------
21,178,912.36            1.491    1.491   15.770  8.770      6          21      6M LIBOR       0
 9,312,015.80            1.500    1.500   14.944  7.944      6          21      6M LIBOR      12
   643,619.62            1.500    1.500   14.693  7.693      6          22      6M LIBOR      18
 9,232,706.97            1.500    1.500   15.355  8.355      6          21      6M LIBOR      24
   330,750.62            1.500    1.500   15.942  8.942      6          20      6M LIBOR      30
 1,936,598.45            1.500    1.500   16.076  9.076      6          21      6M LIBOR      36
   740,508.04            1.500    1.500   15.298  8.298      6          22      6M LIBOR       6
17,224,259.83            1.500    1.500   15.683  8.683      6          21      6M LIBOR       0
13,357,228.59            1.500    1.500   14.959  7.959      6          21      6M LIBOR      12
   299,367.07            1.500    1.500   14.791  7.791      6          22      6M LIBOR      18
 6,986,638.93            1.500    1.500   15.409  8.409      6          21      6M LIBOR      24
 3,152,864.95            1.500    1.500   15.137  8.137      6          20      6M LIBOR      36
   491,562.24            1.500    1.500   14.533  7.533      6          21      6M LIBOR       6
 7,328,869.66            1.500    1.500   15.898  8.898      6          34      6M LIBOR       0
 1,356,014.21            1.500    1.500   15.566  8.566      6          34      6M LIBOR      12
   396,599.36            1.500    1.500   15.381  8.381      6          34      6M LIBOR      18
   899,341.98            1.500    1.500   15.497  8.497      6          34      6M LIBOR      24
22,200,693.00            1.570    1.508   15.753  8.696      6          34      6M LIBOR      36
 4,353,756.44            1.500    1.500   15.827  8.827      6          34      6M LIBOR       0
 3,126,865.19            1.500    1.500   15.509  8.509      6          34      6M LIBOR      12
   805,084.57            1.500    1.500   15.420  8.420      6          34      6M LIBOR      24
   155,188.18            1.500    1.500   16.250  9.250      6          34      6M LIBOR      30
26,315,877.04            1.500    1.500   15.566  8.566      6          34      6M LIBOR      36
   152,434.05            1.500    1.500   14.990  7.990      6          58      6M LIBOR       0
   725,777.49            1.500    1.500   14.556  7.556      6          57      6M LIBOR      12
   387,040.28            6.000    2.000   13.000  2.250      6          57      6M LIBOR      24
 1,055,310.73            2.526    1.614   15.265  7.345      6          58      6M LIBOR      36
   249,916.12            1.500    1.500   15.600  8.600      6          57      6M LIBOR       0
   330,376.75            1.500    1.500   14.599  7.599      6          58      6M LIBOR      36
   148,000.00            1.500    1.500   14.500  7.500      6          22      6M LIBOR       0
   828,696.18            1.500    1.500   13.843  6.843      6          21      6M LIBOR      12
   284,750.00            1.500    1.500   14.990  7.990      6          19      6M LIBOR       6
   148,200.00            1.500    1.500   15.500  8.500      6          34      6M LIBOR       0
   294,400.00            1.500    1.500   13.500  6.500      6          34      6M LIBOR      12
 3,555,058.29            1.500    1.500   14.480  7.480      6          34      6M LIBOR      36

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL     REMAINING
                                                             AMORTIZATION AMORTIZATION                              ORIGINAL
                                                                 TERM         TERM        ORIGINAL     REMAINING    MONTHS TO
                                    NET   ORIGINAL REMAINING   (LESS IO     (LESS IO   INTEREST-ONLY INTEREST-ONLY PREPAYMENT
        CURRENT         MORTGAGE MORTGAGE   TERM      TERM       TERM)        TERM)         TERM          TERM       PENALTY
      BALANCE ($)        RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)   EXPIRATION
----------------------- -------- -------- -------- --------- ------------ ------------ ------------- ------------- ----------
 2,403,499.38             6.732    6.232     360      358         480          478            0             0          12
   312,602.67             7.752    7.252     360      356         480          476            0             0          36
10,771,558.61             7.768    7.268     360      357         480          477            0             0          60
    92,526.38             7.580    7.080     120      113         120          113            0             0          60
   144,726.68             7.838    7.338     180      176         180          176            0             0           0
   263,766.65             7.355    6.855     180      178         180          178            0             0          36
 1,020,731.57             7.837    7.337     180      177         180          177            0             0          60
    82,715.58             7.999    7.499     240      238         240          238            0             0           0
   139,363.24             5.600    5.100     240      238         240          238            0             0          36
    89,157.78             7.450    6.950     240      238         240          238            0             0          48
 1,444,307.94             7.339    6.839     240      237         240          237            0             0          60
   211,459.20             5.697    5.197     300      293         300          293            0             0          60
 2,997,500.26             8.988    8.488     360      358         360          358            0             0           0
 3,702,497.01             6.620    6.120     360      358         360          358            0             0          12
    46,428.64             7.350    6.850     360      358         360          358            0             0          18
   592,127.11             7.970    7.470     360      358         360          358            0             0          24
   218,573.20             6.125    5.625     360      358         360          358            0             0          30
 5,134,296.75             7.387    6.887     360      358         360          358            0             0          36
    57,739.83             9.250    8.750     360      358         360          358            0             0          48
31,532,547.23             8.094    7.594     360      357         360          357            0             0          60
 1,169,800.00             7.449    6.949     360      358         300          300           60            58           0
 3,115,929.48             6.586    6.086     360      358         300          300           60            58          12
   310,909.42             6.990    6.490     360      358         300          300           60            58          18
   832,035.00             7.711    7.211     360      358         300          300           60            58          24
 6,136,431.15             7.066    6.566     360      358         300          300           60            58          36
 6,804,932.39             6.335    5.835     360      358         300          300           60            58          60

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                     ORIGINAL     REMAINING
                                                   AMORTIZATION AMORTIZATION ORIGINAL REMAINING
                                                       TERM         TERM     INTEREST  INTEREST
                          NET   ORIGINAL REMAINING   (LESS IO     (LESS IO     ONLY      ONLY    GROSS
   CURRENT    MORTGAGE MORTGAGE   TERM      TERM       TERM)        TERM)      TERM      TERM   MARGIN
 BALANCE ($)   RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS)   (%)
 -----------  -------- -------- -------- --------- ------------ ------------ -------- --------- ------
 9,246,923.90   9.177    8.677     360      357         360          357         0        0      6.899
 1,673,982.84   9.181    8.681     360      357         360          357         0        0      6.770
 6,023,164.71   9.467    8.967     360      356         360          356         0        0      7.375
   244,245.73   8.490    7.990     360      355         360          355         0        0      4.990
 1,522,356.89   9.221    8.721     360      356         360          356         0        0      6.854
 1,616,519.71   8.927    8.427     360      357         360          357         0        0      6.577
 1,868,349.27   8.287    7.787     360      357         360          357         0        0      5.321
 4,393,494.51   8.647    8.147     360      357         480          477         0        0      6.303
 4,289,928.25   8.689    8.189     360      357         480          477         0        0      6.090
 4,484,858.81   9.154    8.654     360      357         480          477         0        0      6.502
 3,398,232.36   8.712    8.212     360      357         480          477         0        0      5.981
 1,221,102.79   9.534    9.034     360      357         480          477         0        0      6.788
 2,880,656.90   8.742    8.242     360      357         480          477         0        0      6.158
 2,617,454.92   9.749    9.249     360      358         360          358         0        0      6.950
   926,845.49   8.006    7.506     360      357         360          357         0        0      5.100
15,017,123.37   9.342    8.842     360      358         360          358         0        0      6.764
   139,815.28   8.100    7.600     360      358         360          358         0        0      4.600
   444,580.54   9.779    9.279     360      358         360          358         0        0      6.779
   796,065.45   9.070    8.570     360      358         360          358         0        0      6.070
 5,475,188.08   9.231    8.731     360      358         360          358         0        0      6.204
 1,141,553.98   9.152    8.652     360      358         480          478         0        0      6.542
   999,136.74   9.572    9.072     360      358         480          478         0        0      6.572
   185,203.23  10.750   10.250     360      358         480          478         0        0      7.750
21,826,653.99   8.536    8.036     360      358         480          478         0        0      5.704
   577,566.08   9.992    9.492     360      358         480          478         0        0      6.992
   350,384.37   9.875    9.375     360      358         480          478         0        0      6.875
 4,197,476.77   9.085    8.585     360      358         480          478         0        0      6.173
   531,819.79   8.259    7.759     360      358         360          358         0        0      5.259
 1,930,808.50   9.043    8.543     360      357         360          357         0        0      6.548
   277,346.16   8.125    7.625     360      358         480          478         0        0      5.125
   223,979.15   6.999    6.499     360      353         480          473         0        0      5.999
   515,536.93   8.939    8.439     360      357         480          477         0        0      6.588

                                                          NUMBER OF
                                                           MONTHS
                                                            UNTIL             ORIGINAL
              INITIAL                             RATE      NEXT              MONTHS TO
                RATE                             CHANGE     RATE             PREPAYMENT
   CURRENT     CHANGE PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT            PENALTY
 BALANCE ($)   CAP(%)  CAP(%)  RATE(%) RATE(%)  (MONTHS)    DATE      INDEX  EXPIRATION
 -----------  ------- -------- ------- ------- --------- ---------- -------- ----------
 9,246,923.90  1.496    1.496   16.177   9.177     6         21     6M LIBOR      0
 1,673,982.84  1.500    1.500   16.181   9.181     6         21     6M LIBOR     12
 6,023,164.71  1.500    1.500   16.467   9.467     6         20     6M LIBOR     24
   244,245.73  1.500    1.500   15.490   8.490     6         19     6M LIBOR     30
 1,522,356.89  1.500    1.500   16.221   9.221     6         20     6M LIBOR     36
 1,616,519.71  3.166    1.685   15.557   8.372     6         21     6M LIBOR      6
 1,868,349.27  1.500    1.500   15.287   8.287     6         21     6M LIBOR     60
 4,393,494.51  1.500    1.500   15.647   8.647     6         21     6M LIBOR      0
 4,289,928.25  1.500    1.500   15.689   8.689     6         21     6M LIBOR     12
 4,484,858.81  1.500    1.500   16.154   9.154     6         21     6M LIBOR     24
 3,398,232.36  1.500    1.500   15.712   8.712     6         21     6M LIBOR     36
 1,221,102.79  1.500    1.500   16.534   9.534     6         21     6M LIBOR      6
 2,880,656.90  1.500    1.500   15.742   8.742     6         21     6M LIBOR     60
 2,617,454.92  1.500    1.500   16.749   9.749     6         34     6M LIBOR      0
   926,845.49  1.500    1.500   15.006   8.006     6         33     6M LIBOR     24
15,017,123.37  1.523    1.503   16.337   9.317     6         34     6M LIBOR     36
   139,815.28  1.500    1.500   15.100   8.100     6         34     6M LIBOR     42
   444,580.54  1.500    1.500   16.779   9.779     6         34     6M LIBOR     48
   796,065.45  1.500    1.500   16.070   9.070     6         34     6M LIBOR      6
 5,475,188.08  1.500    1.500   16.231   9.231     6         34     6M LIBOR     60
 1,141,553.98  1.500    1.500   16.152   9.152     6         34     6M LIBOR      0
   999,136.74  1.500    1.500   16.572   9.572     6         34     6M LIBOR     12
   185,203.23  1.500    1.500   17.750  10.750     6         34     6M LIBOR     18
21,826,653.99  1.500    1.500   15.536   8.536     6         34     6M LIBOR     36
   577,566.08  1.500    1.500   16.992   9.992     6         34     6M LIBOR     48
   350,384.37  1.500    1.500   16.875   9.875     6         34     6M LIBOR      6
 4,197,476.77  1.500    1.500   16.085   9.085     6         34     6M LIBOR     60
   531,819.79  1.500    1.500   15.259   8.259     6         58     6M LIBOR     12
 1,930,808.50  1.500    1.500   16.043   9.043     6         57     6M LIBOR     60
   277,346.16  1.500    1.500   15.125   8.125     6         58     6M LIBOR      0
   223,979.15  1.500    1.500   13.999   6.999     6         53     6M LIBOR     36
   515,536.93  1.500    1.500   15.939   8.939     6         57     6M LIBOR     60

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

               GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                     ORIGINAL     REMAINING
                                                   AMORTIZATION AMORTIZATION ORIGINAL REMAINING
                                                       TERM         TERM     INTEREST  INTEREST
                          NET   ORIGINAL REMAINING   (LESS IO     (LESS IO     ONLY      ONLY    GROSS
   CURRENT    MORTGAGE MORTGAGE   TERM      TERM       TERM)        TERM)      TERM      TERM   MARGIN
 BALANCE ($)   RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS)   (%)
 -----------  -------- -------- -------- --------- ------------ ------------ -------- --------- ------
   400,800.00   7.863    7.363     360      358         240          240        120      118     5.270
 2,888,109.00   8.298    7.798     360      358         300          300         60       58     5.291
 4,658,208.75   7.343    6.843     360      358         300          300         60       58     4.477
 7,425,519.37   7.421    6.921     360      357         300          300         60       57     4.523
 1,080,000.00   7.451    6.951     360      358         300          300         60       58     4.451
 1,431,440.00   8.002    7.502     360      357         300          300         60       57     4.411
   344,000.00   7.990    7.490     360      358         300          300         60       58     4.990
   806,120.00   7.946    7.446     360      358         300          300         60       58     4.946
 1,409,000.00   8.332    7.832     360      358         300          300         60       58     5.332
19,175,909.27   7.531    7.031     360      358         300          300         60       58     4.589
 1,032,020.00   7.974    7.474     360      358         300          300         60       58     4.096
   369,440.00   7.615    7.115     360      358         300          300         60       58     4.615
   160,500.00   7.750    7.250     360      358         300          300         60       58     4.750
   436,000.00   6.500    6.000     360      358         300          300         60       58     3.500
   358,400.00   7.155    6.655     360      355         300          300         60       55     4.158
   728,470.00   7.408    6.908     360      357         300          300         60       57     4.750

                                                          NUMBER OF
                                                           MONTHS
                                                            UNTIL             ORIGINAL
              INITIAL                             RATE      NEXT              MONTHS TO
                RATE                             CHANGE     RATE             PREPAYMENT
   CURRENT     CHANGE PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT            PENALTY
 BALANCE ($)   CAP(%)  CAP(%)  RATE(%) RATE(%)  (MONTHS)    DATE      INDEX  EXPIRATION
 -----------  ------- -------- ------- ------- --------- ---------- -------- ----------
   400,800.00  6.000    2.000   13.863  5.270      6         58     6M LIBOR     24
 2,888,109.00  1.500    1.500   15.298  8.298      6         22     6M LIBOR      0
 4,658,208.75  1.928    1.548   14.248  7.201      6         22     6M LIBOR     12
 7,425,519.37  1.500    1.500   14.421  7.421      6         21     6M LIBOR     24
 1,080,000.00  1.500    1.500   14.451  7.451      6         22     6M LIBOR     36
 1,431,440.00  1.500    1.500   15.002  8.002      6         21     6M LIBOR      6
   344,000.00  1.500    1.500   14.990  7.990      6         34     6M LIBOR      0
   806,120.00  1.500    1.500   14.946  7.946      6         34     6M LIBOR     12
 1,409,000.00  1.500    1.500   15.332  8.332      6         34     6M LIBOR     24
19,175,909.27  1.500    1.500   14.531  7.531      6         34     6M LIBOR     36
 1,032,020.00  1.500    1.500   14.974  7.974      6         34     6M LIBOR      6
   369,440.00  1.500    1.500   14.615  7.615      6         34     6M LIBOR     60
   160,500.00  1.500    1.500   14.750  7.750      6         58     6M LIBOR      0
   436,000.00  1.500    1.500   13.500  6.500      6         58     6M LIBOR     12
   358,400.00  3.358    1.706   13.742  5.039      6         55     6M LIBOR     24
   728,470.00  2.528    1.614   14.179  7.065      6         57     6M LIBOR     36

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   ------------   ----------------   ----------------
1         06/29/06   07/25/06    160,748,000         8.953             10.360
2         07/25/06   08/25/06    159,185,595         7.487             10.360
3         08/25/06   09/25/06    157,180,016         7.487             10.360
4         09/25/06   10/25/06    154,734,901         7.741             10.360
5         10/25/06   11/25/06    151,853,978         7.486             10.360
6         11/25/06   12/25/06    148,543,676         7.740             10.360

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   ------------   ----------------   ----------------
1         06/29/06   07/25/06    174,817,000         8.757              9.350
2         07/25/06   08/25/06    173,210,328         7.320              9.350
3         08/25/06   09/25/06    171,136,790         7.320              9.350
4         09/25/06   10/25/06    168,600,347         7.568              9.350
5         10/25/06   11/25/06    165,604,665         7.318              9.350
6         11/25/06   12/25/06    162,156,532         7.566              9.350

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   ------------   ----------------   ----------------
1         06/29/06   07/25/06    77,764,000          8.416              8.920
2         07/25/06   08/25/06    77,764,000          6.965              8.920
3         08/25/06   09/25/06    77,764,000          6.965              8.920
4         09/25/06   10/25/06    77,764,000          7.216              8.920
5         10/25/06   11/25/06    77,764,000          6.964              8.920
6         11/25/06   12/25/06    77,764,000          7.215              8.920

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
   1      06/26/06   07/25/06             0          N/A
   2      07/25/06   08/25/06             0          N/A
   3      08/25/06   09/25/06             0          N/A
   4      09/25/06   10/25/06             0          N/A
   5      10/25/06   11/25/06             0          N/A
   6      11/25/06   12/25/06             0          N/A
   7      12/25/06   01/25/07   700,669,710        5.430
   8      01/25/07   02/25/07   677,782,872        5.430
   9      02/25/07   03/25/07   652,171,190        5.430
  10      03/25/07   04/25/07   623,831,764        5.430
  11      04/25/07   05/25/07   592,681,593        5.430
  12      05/25/07   06/25/07   559,657,068        5.430
  13      06/25/07   07/25/07   526,735,491        5.430
  14      07/25/07   08/25/07   495,796,520        5.430
  15      08/25/07   09/25/07   466,815,733        5.430
  16      09/25/07   10/25/07   439,627,345        5.430
  17      10/25/07   11/25/07   414,063,157        5.430
  18      11/25/07   12/25/07   390,121,219        5.430
  19      12/25/07   01/25/08   367,658,250        5.430
  20      01/25/08   02/25/08   346,567,630        5.430
  21      02/25/08   03/25/08   326,371,937        5.430
  22      03/25/08   04/25/08   306,080,152        5.430
  23      04/25/08   05/25/08   284,719,473        5.430
  24      05/25/08   06/25/08   262,638,833        5.430
  25      06/25/08   07/25/08   242,220,231        5.430
  26      07/25/08   08/25/08   224,613,740        5.430
  27      08/25/08   09/25/08   209,274,608        5.430
  28      09/25/08   10/25/08   195,675,278        5.430
  29      10/25/08   11/25/08   183,427,552        5.430
  30      11/25/08   12/25/08   172,277,587        5.430
  31      12/25/08   01/25/09    82,635,319        5.430
  32      01/25/09   02/25/09    77,744,847        5.430
  33      02/25/09   03/25/09    72,892,160        5.430
  34      03/25/09   04/25/09    67,781,023        5.430
  35      04/25/09   05/25/09    67,023,773        5.430
  36      05/25/09   06/25/09    67,023,773        5.430
  37      06/25/09   07/25/09    61,673,950        5.430
  38      07/25/09   08/25/09    56,896,138        5.430
  39      08/25/09   09/25/09    52,983,949        5.430
  40      09/25/09   10/25/09    49,633,083        5.430
  41      10/25/09   11/25/09    46,481,914        5.430
  42      11/25/09   12/25/09    43,649,103        5.430
  43      12/25/09   01/25/10    41,080,090        5.430
  44      01/25/10   02/25/10    38,873,500        5.430
  45      02/25/10   03/25/10    36,851,617        5.430
  46      03/25/10   04/25/10    34,990,505        5.430
  47      04/25/10   05/25/10    33,255,061        5.430
  48      05/25/10   06/25/10    31,643,314        5.430
  49      06/25/10   07/25/10    30,149,628        5.430
  50      07/25/10   08/25/10    28,776,481        5.430
  51      08/25/10   09/25/10    27,473,634        5.430
  52      09/25/10   10/25/10    26,297,167        5.430
  53      10/25/10   11/25/10    25,119,311        5.430
  54      11/25/10   12/25/10    24,024,586        5.430
  55      12/25/10   01/25/11    22,998,095        5.430
  56      01/25/11   02/25/11    22,045,882        5.430

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD      DATE      CAP(%)(1)(2)   CAP(%)(1)(3)
------   ----------   ------------   ------------
   1      7/25/2006       9.093          9.093
   2      8/25/2006       7.627         10.500
   3      9/25/2006       7.627         10.500
   4     10/25/2006       7.881         10.500
   5     11/25/2006       7.626         10.500
   6     12/25/2006       7.880         10.500
   7      1/25/2007       7.593         21.235
   8      2/25/2007       7.593         21.020
   9      3/25/2007       7.909         21.062
  10      4/25/2007       7.593         20.425
  11      5/25/2007       7.700         20.161
  12      6/25/2007       7.593         19.635
  13      7/25/2007       7.710         19.304
  14      8/25/2007       7.594         18.764
  15      9/25/2007       7.594         18.370
  16     10/25/2007       7.724         18.132
  17     11/25/2007       7.594         17.653
  18     12/25/2007       7.732         17.459
  19      1/25/2008       7.593         16.999
  20      2/25/2008       7.595         16.690
  21      3/25/2008       7.926         16.765
  22      4/25/2008       8.138         16.770
  23      5/25/2008       8.314         16.696
  24      6/25/2008       8.132         16.256
  25      7/25/2008       8.301         16.189
  26      8/25/2008       8.124         15.757
  27      9/25/2008       8.140         15.495
  28     10/25/2008       8.659         15.949
  29     11/25/2008       8.457         15.515
  30     12/25/2008       8.655         15.501
  31      1/25/2009       8.446         15.080
  32      2/25/2009       8.441         14.876
  33      3/25/2009       9.118         15.375
  34      4/25/2009       8.438         14.906
  35      5/25/2009       9.107         15.714
  36      6/25/2009       8.871         15.625
  37      7/25/2009       9.091         15.547
  38      8/25/2009       8.855         14.997
  39      9/25/2009       8.846         14.781
  40     10/25/2009       9.073         15.332
  41     11/25/2009       9.092         15.302
  42     12/25/2009       9.329         15.414
  43      1/25/2010       9.071         14.956
  44      2/25/2010       9.061         14.820
  45      3/25/2010       9.856         15.657
  46      4/25/2010       9.040         14.899
  47      5/25/2010       9.281         15.528
  48      6/25/2010       9.018         15.097
  49      7/25/2010       9.261         15.316
  50      8/25/2010       8.997         14.899
  51      9/25/2010       8.986         14.806
  52     10/25/2010       9.230         15.045
  53     11/25/2010       8.964         15.034
  54     12/25/2010       9.209         15.281
  55      1/25/2011       8.942         14.864
  56      2/25/2011       8.931         14.787
  57      3/25/2011       9.885         12.447
  58      4/25/2011       8.923         11.229
  59      5/25/2011       9.219         11.843
  60      6/25/2011       8.910         11.432
  61      7/25/2011       9.195         11.784
  62      8/25/2011       8.887         11.375
  63      9/25/2011       8.876         11.346
  64     10/25/2011       9.164         11.700
  65     11/25/2011       8.859         11.301
  66     12/25/2011       9.142         11.648
  67      1/25/2012       8.836         11.243
  68      2/25/2012       8.824         11.214
  69      3/25/2012       9.420         11.956
  70      4/25/2012       8.802         11.160
  71      5/25/2012       9.083         11.510
  72      6/25/2012       8.779         11.110
  73      7/25/2012       9.059         11.449
  74      8/25/2012       8.755         11.051
  75      9/25/2012       8.743         11.021
  76     10/25/2012       9.023         11.363
  77     11/25/2012       8.720         10.972
  78     12/25/2012       8.998         11.308
  79      1/25/2013       8.696         10.913
  80      2/25/2013       8.685         10.884
  81      3/25/2013       9.602         12.017
  82      4/25/2013       8.661         10.828
  83      5/25/2013       8.938         11.160
  84      6/25/2013       8.638         10.770

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2190% and 5.4474%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2190% and 5.4474%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD      DATE      CAP(%)(1)(2)   CAP(%)(1)(3)
------   ----------   ------------   ------------
   1      7/25/2006       8.907          8.907
   2      8/25/2006       7.470          9.500
   3      9/25/2006       7.470          9.500
   4     10/25/2006       7.718          9.500
   5     11/25/2006       7.468          9.500
   6     12/25/2006       7.716          9.500
   7      1/25/2007       7.433         21.075
   8      2/25/2007       7.432         20.858
   9      3/25/2007       7.729         20.882
  10      4/25/2007       7.429         20.261
  11      5/25/2007       7.529         19.990
  12      6/25/2007       7.426         19.468
  13      7/25/2007       7.536         19.130
  14      8/25/2007       7.423         18.594
  15      9/25/2007       7.422         18.198
  16     10/25/2007       7.545         17.953
  17     11/25/2007       7.418         17.477
  18     12/25/2007       7.549         17.276
  19      1/25/2008       7.415         16.820
  20      2/25/2008       7.413         16.508
  21      3/25/2008       7.749         16.587
  22      4/25/2008       7.707         16.337
  23      5/25/2008       7.914         16.294
  24      6/25/2008       7.740         15.862
  25      7/25/2008       7.892         15.776
  26      8/25/2008       7.720         15.352
  27      9/25/2008       7.754         15.106
  28     10/25/2008       8.127         15.271
  29     11/25/2008       7.963         14.895
  30     12/25/2008       8.142         14.858
  31      1/25/2009       7.947         14.455
  32      2/25/2009       7.938         14.249
  33      3/25/2009       8.560         14.697
  34      4/25/2009       7.942         14.035
  35      5/25/2009       8.553         14.810
  36      6/25/2009       8.332         14.748
  37      7/25/2009       8.530         14.637
  38      8/25/2009       8.309         14.115
  39      9/25/2009       8.297         13.912
  40     10/25/2009       8.505         14.163
  41     11/25/2009       8.560         14.164
  42     12/25/2009       8.775         14.236
  43      1/25/2010       8.532         13.814
  44      2/25/2010       8.517         13.675
  45      3/25/2010       9.250         14.397
  46      4/25/2010       8.488         13.588
  47      5/25/2010       8.708         14.138
  48      6/25/2010       8.460         13.750
  49      7/25/2010       8.680         13.921
  50      8/25/2010       8.431         13.548
  51      9/25/2010       8.417         13.453
  52     10/25/2010       8.638         13.649
  53     11/25/2010       8.388         13.633
  54     12/25/2010       8.611         13.833
  55      1/25/2011       8.360         13.460
  56      2/25/2011       8.348         13.384
  57      3/25/2011       9.236         10.893
  58      4/25/2011       8.343          9.828
  59      5/25/2011       8.618         10.369
  60      6/25/2011       8.327         10.006
  61      7/25/2011       8.590         10.308
  62      8/25/2011       8.299          9.948
  63      9/25/2011       8.285          9.918
  64     10/25/2011       8.556         10.231
  65     11/25/2011       8.271          9.879
  66     12/25/2011       8.533         10.178
  67      1/25/2012       8.243          9.821
  68      2/25/2012       8.229          9.793
  69      3/25/2012       8.782         10.437
  70      4/25/2012       8.202          9.746
  71      5/25/2012       8.461         10.048
  72      6/25/2012       8.174          9.696
  73      7/25/2012       8.432          9.989
  74      8/25/2012       8.147          9.638
  75      9/25/2012       8.133          9.609
  76     10/25/2012       8.390          9.910
  77     11/25/2012       8.106          9.569
  78     12/25/2012       8.363          9.859
  79      1/25/2013       8.080          9.513
  80      2/25/2013       8.066          9.485
  81      3/25/2013       8.916         10.470
  82      4/25/2013       8.040          9.434
  83      5/25/2013       8.295          9.724
  84      6/25/2013       8.014          9.383

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2190% and 5.4474%%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2190% and 5.4474%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD      DATE      CAP(%)(1)(2)   CAP(%)(1)(3)
------   ----------   ------------   ------------
   1      7/25/2006       8.996          8.996
   2      8/25/2006       7.545          9.500
   3      9/25/2006       7.545          9.500
   4     10/25/2006       7.796          9.500
   5     11/25/2006       7.544          9.500
   6     12/25/2006       7.795          9.500
   7      1/25/2007       7.509         21.152
   8      2/25/2007       7.509         20.936
   9      3/25/2007       7.815         20.968
  10      4/25/2007       7.508         20.340
  11      5/25/2007       7.611         20.072
  12      6/25/2007       7.506         19.548
  13      7/25/2007       7.619         19.213
  14      8/25/2007       7.505         18.675
  15      9/25/2007       7.504         18.280
  16     10/25/2007       7.631         18.039
  17     11/25/2007       7.502         17.561
  18     12/25/2007       7.637         17.364
  19      1/25/2008       7.500         16.906
  20      2/25/2008       7.500         16.595
  21      3/25/2008       7.834         16.672
  22      4/25/2008       7.914         16.544
  23      5/25/2008       8.106         16.487
  24      6/25/2008       7.928         16.051
  25      7/25/2008       8.088         15.974
  26      8/25/2008       7.913         15.546
  27      9/25/2008       7.939         15.292
  28     10/25/2008       8.381         15.596
  29     11/25/2008       8.199         15.192
  30     12/25/2008       8.387         15.166
  31      1/25/2009       8.186         14.755
  32      2/25/2009       8.179         14.549
  33      3/25/2009       8.827         15.022
  34      4/25/2009       8.179         14.452
  35      5/25/2009       8.819         15.243
  36      6/25/2009       8.590         15.168
  37      7/25/2009       8.799         15.073
  38      8/25/2009       8.570         14.537
  39      9/25/2009       8.560         14.328
  40     10/25/2009       8.777         14.723
  41     11/25/2009       8.815         14.709
  42     12/25/2009       9.040         14.800
  43      1/25/2010       8.790         14.361
  44      2/25/2010       8.777         14.224
  45      3/25/2010       9.541         15.001
  46      4/25/2010       8.753         14.217
  47      5/25/2010       8.983         14.805
  48      6/25/2010       8.728         14.397
  49      7/25/2010       8.959         14.591
  50      8/25/2010       8.703         14.197
  51      9/25/2010       8.690         14.103
  52     10/25/2010       8.922         14.320
  53     11/25/2010       8.665         14.307
  54     12/25/2010       8.898         14.530
  55      1/25/2011       8.640         14.137
  56      2/25/2011       8.629         14.060
  57      3/25/2011       9.549         11.643
  58      4/25/2011       8.623         10.504
  59      5/25/2011       8.908         11.081
  60      6/25/2011       8.609         10.696
  61      7/25/2011       8.883         11.023
  62      8/25/2011       8.584         10.639
  63      9/25/2011       8.571         10.611
  64     10/25/2011       8.852         10.945
  65     11/25/2011       8.557         10.571
  66     12/25/2011       8.830         10.895
  67      1/25/2012       8.532         10.515
  68      2/25/2012       8.520         10.487
  69      3/25/2012       9.094         11.181
  70      4/25/2012       8.496         10.440
  71      5/25/2012       8.766         10.767
  72      6/25/2012       8.471         10.392
  73      7/25/2012       8.741         10.709
  74      8/25/2012       8.447         10.336
  75      9/25/2012       8.435         10.309
  76     10/25/2012       8.704         10.631
  77     11/25/2012       8.411         10.267
  78     12/25/2012       8.679         10.581
  79      1/25/2013       8.388         10.213
  80      2/25/2013       8.376         10.186
  81      3/25/2013       9.260         11.247
  82      4/25/2013       8.353         10.136
  83      5/25/2013       8.619         10.449
  84      6/25/2013       8.330         10.086

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2190% and 5.4474%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2190% and 5.4474%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                             0%             80%              100%             150%            200%
                       PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED   PRICING SPEED
                       -------------   --------------   --------------   -------------   -------------
A-2A
   PRICE = 100.0000%
     DISCOUNT MARGIN         4               4                4                4               4
           WAL (YRS)       15.20            1.18             1.00             0.73            0.58
      MOD DURN (YRS)        9.90            1.12             0.96             0.70            0.57
    PRINCIPAL WINDOW   Jul06 - Feb29   Jul06 - Jul08    Jul06 - Apr08    Jul06 - Sep07   Jul06 - Jun07

A-2B
   PRICE = 100.0000%
     DISCOUNT MARGIN         9               9                9                9               9
           WAL (YRS)       23.97            2.45             2.00             1.48            1.12
      MOD DURN (YRS)       13.34            2.27             1.88             1.41            1.07
    PRINCIPAL WINDOW   Feb29 - Aug31   Jul08 - Apr09    Apr08 - Sep08    Sep07 - Feb08   Jun07 - Sep07

A-2C
   PRICE = 100.0000%
     DISCOUNT MARGIN         15              15               15               15              15
           WAL (YRS)       27.55            4.74             3.50             1.93            1.53
      MOD DURN (YRS)       14.13            4.10             3.13             1.81            1.46
    PRINCIPAL WINDOW   Aug31 - Mar36    Apr09 - Dec13    Sep08 - May12   Feb08 - Oct08   Sep07 - Mar08

A-2D
   PRICE = 100.0000%
     DISCOUNT MARGIN         25              25               25               25              25
           WAL (YRS)       29.78            8.63             6.84             2.57            1.85
      MOD DURN (YRS)       14.44            6.79             5.64             2.37            1.74
    PRINCIPAL WINDOW   Mar36 - Apr36   Dec13 - Apr15    May12 - Jun13    Oct08 - Apr09   Mar08 - May08

M-1
   PRICE = 100.0000%
     DISCOUNT MARGIN         30              30               30               30              30
           WAL (YRS)       28.78            5.77             4.91             4.32            2.82
      MOD DURN (YRS)       14.15            4.79             4.22             3.80            2.58
    PRINCIPAL WINDOW   Mar32 - Apr36   Sep09 - Apr15    Feb10 - Jun13    Oct10 - Oct10   Apr09 - Apr09

M-2
   PRICE = 100.0000%
     DISCOUNT MARGIN         32              32               32               32              32
           WAL (YRS)       28.78            5.76             4.81             4.28            2.80
      MOD DURN (YRS)       14.12            4.78             4.13             3.77            2.57
    PRINCIPAL WINDOW   Mar32 - Apr36   Aug09 - Apr15    Nov09 - Jun13    Jun10 - Oct10   Feb09 - Apr09

M-3
   PRICE = 100.0000%
     DISCOUNT MARGIN         35              35               35               35              35
           WAL (YRS)       28.78            5.76             4.75             3.98            2.61
      MOD DURN (YRS)       14.07            4.78             4.08             3.53            2.40
    PRINCIPAL WINDOW   Mar32 - Apr36   Aug09 - Apr15    Oct09 - Jun13    Mar10 - Oct10   Dec08 - Apr09

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                             0%             80%             100%            150%            200%
                       PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       -------------   -------------   -------------   -------------   -------------
M-4
   PRICE = 100.0000%
     DISCOUNT MARGIN         40              40              40              40              40
           WAL (YRS)       28.78            5.75            4.73            3.82            2.49
      MOD DURN (YRS)       13.99            4.76            4.05            3.39            2.30
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Oct09 - Jun13   Jan10 - Oct10   Oct08 - Apr09

M-5
   PRICE = 100.0000%
     DISCOUNT MARGIN         45              45              45              45              45
           WAL (YRS)       28.78            5.75            4.71            3.69            2.41
      MOD DURN (YRS)       13.92            4.75            4.04            3.29            2.22
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Sep09 - Jun13   Nov09 - Oct10   Sep08 - Apr09

M-6
   PRICE = 100.0000%
     DISCOUNT MARGIN         52              52              52              52              52
           WAL (YRS)       28.78            5.75            4.70            3.60            2.34
      MOD DURN (YRS)       13.81            4.74            4.02            3.21            2.16
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Sep09 - Jun13   Oct09 - Oct10   Aug08 - Apr09

B-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        100             100             100             100             100
           WAL (YRS)       28.78            5.75            4.69            3.52            2.29
      MOD DURN (YRS)       13.10            4.66            3.95            3.11            2.10
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Aug09 - Jun13   Aug09 - Oct10   Jul08 - Apr09

B-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        115             115             115             115             115
           WAL (YRS)       28.78            5.75            4.67            3.47            2.28
      MOD DURN (YRS)       12.89            4.64            3.92            3.06            2.08
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Aug09 - Jun13   Jul09 - Oct10   Jul08 - Apr09

B-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        210             210             210             210             210
           WAL (YRS)       28.78            5.75            4.67            3.41            2.23
      MOD DURN (YRS)       11.67            4.49            3.82            2.95            2.02
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr15   Aug09 - Jun13   Jun09 - Oct10   Jun08 - Apr09

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                             0%             80%              100%             150%            200%
                       PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED   PRICING SPEED
                       -------------   --------------   --------------   -------------   -------------
A-2A
   PRICE = 100.0000%
     DISCOUNT MARGIN         4               4                4                4               4
           WAL (YRS)       15.20            1.18             1.00             0.73            0.58
      MOD DURN (YRS)        9.90            1.12             0.96             0.70            0.57
    PRINCIPAL WINDOW   Jul06 - Feb29   Jul06 - Jul08    Jul06 - Apr08    Jul06 - Sep07   Jul06 - Jun07

A-2B
   PRICE = 100.0000%
     DISCOUNT MARGIN         9               9                9                9               9
           WAL (YRS)       23.97            2.45             2.00             1.48            1.12
      MOD DURN (YRS)       13.34            2.27             1.88             1.41            1.07
    PRINCIPAL WINDOW   Feb29 - Aug31   Jul08 - Apr09    Apr08 - Sep08    Sep07 - Feb08   Jun07 - Sep07

A-2C
   PRICE = 100.0000%
     DISCOUNT MARGIN         15              15               15               15              15
           WAL (YRS)       27.55            4.74             3.50             1.93            1.53
      MOD DURN (YRS)       14.13            4.10             3.13             1.81            1.46
    PRINCIPAL WINDOW   Aug31 - Mar36    Apr09 - Dec13    Sep08 - May12   Feb08 - Oct08   Sep07 - Mar08

A-2D
   PRICE = 100.0000%
     DISCOUNT MARGIN         25              30               30               25              25
           WAL (YRS)       29.78           11.88             9.55             2.57            1.85
      MOD DURN (YRS)       14.44            8.42             7.19             2.37            1.74
    PRINCIPAL WINDOW   Mar36 - Apr36   Dec13 - Jul27    May12 - Oct23    Oct08 - Apr09   Mar08 - May08

M-1
   PRICE = 100.0000%
     DISCOUNT MARGIN         30              31               31               35              36
           WAL (YRS)       28.78            6.48             5.49             7.45            5.19
      MOD DURN (YRS)       14.15            5.17             4.56             5.98            4.43
    PRINCIPAL WINDOW   Mar32 - Apr36   Sep09 - Mar24    Feb10 - Oct20    Dec11 - Oct17   Mar10 - Jul14

M-2
   PRICE = 100.0000%
     DISCOUNT MARGIN         32              33               33               34              34
           WAL (YRS)       28.78            6.45             5.36             4.92            3.31
      MOD DURN (YRS)       14.12            5.14             4.46             4.24            2.98
    PRINCIPAL WINDOW   Mar32 - Apr36   Aug09 - Jun23    Nov09 - Feb20    Jun10 - Apr15   Feb09 - Aug12

M-3
   PRICE = 100.0000%
     DISCOUNT MARGIN         35              36               36               36              36
           WAL (YRS)       28.78            6.41             5.28             4.33            2.87
      MOD DURN (YRS)       14.07            5.12             4.40             3.78            2.61
    PRINCIPAL WINDOW   Mar32 - Apr36   Aug09 - Mar22    Oct09 - Jan19    Mar10 - Jun14   Dec08 - Feb12

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                             0%             80%             100%            150%            200%
                       PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       -------------   -------------   -------------   -------------   -------------
M-4
   PRICE = 100.0000%
     DISCOUNT MARGIN         40              41              41              41              42
           WAL (YRS)       28.78            6.39            5.23            4.15            2.75
      MOD DURN (YRS)       13.99            5.10            4.36            3.63            2.50
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Sep21   Oct09 - Aug18   Jan10 - Mar14   Oct08 - Nov11

M-5
   PRICE = 100.0000%
     DISCOUNT MARGIN         45              46              46              46              47
           WAL (YRS)       28.78            6.35            5.19            4.01            2.65
      MOD DURN (YRS)       13.92            5.07            4.32            3.52            2.42
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Feb21   Sep09 - Feb18   Nov09 - Nov13   Sep08 - Aug11

M-6
   PRICE = 100.0000%
     DISCOUNT MARGIN         52              54              54              54              54
           WAL (YRS)       28.78            6.31            5.15            3.89            2.56
      MOD DURN (YRS)       13.81            5.04            4.29            3.42            2.34
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - May20   Sep09 - Jul17   Oct09 - Jul13   Aug08 - May11

B-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        100             103             103             103             104
           WAL (YRS)       28.78            6.27            5.09            3.79            2.49
      MOD DURN (YRS)       13.10            4.93            4.19            3.30            2.26
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Oct19   Aug09 - Feb17   Aug09 - Mar13   Jul08 - Feb11

B-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        115             118             118             118             119
           WAL (YRS)       28.78            6.20            5.03            3.70            2.46
      MOD DURN (YRS)       12.89            4.87            4.14            3.22            2.23
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Dec18   Aug09 - May16   Jul09 - Sep12   Jul08 - Sep10

B-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        210             214             214             214             215
           WAL (YRS)       28.78            6.11            4.95            3.59            2.37
      MOD DURN (YRS)       11.67            4.66            3.98            3.08            2.13
    PRINCIPAL WINDOW   Mar32 - Apr36   Jul09 - Apr18   Aug09 - Oct15   Jun09 - Apr12   Jun08 - Jun10

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD LIBOR
                        ------------------------------
                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    36.50%     25.43%     19.49%
            Cum Loss     21.50%     22.40%     23.03%
                         -----      -----      -----
CLASS M-2   CDR Break    25.54%     18.54%     14.54%
            Cum Loss     17.47%     18.21%     18.72%
                         -----      -----      -----
CLASS M-3   CDR Break    22.75%     16.70%     13.18%
            Cum Loss     16.24%     16.93%     17.40%
                         -----      -----      -----
CLASS M-4   CDR Break    20.08%     14.90%     11.84%
            Cum Loss     14.95%     15.59%     16.03%
                         -----      -----      -----
CLASS M-5   CDR Break    17.62%     13.20%     10.55%
            Cum Loss     13.67%     14.25%     14.65%
                         -----      -----      -----
CLASS M-6   CDR Break    15.89%     11.98%      9.61%
            Cum Loss     12.71%     13.23%     13.60%
                         -----      -----      -----
CLASS B-1   CDR Break    13.78%     10.48%      8.44%
            Cum Loss     11.45%     11.92%     12.23%
                         -----      -----      -----
CLASS B-2   CDR Break    12.48%      9.54%      7.71%
            Cum Loss     10.62%     11.06%     11.35%
                         -----      -----      -----
CLASS B-3   CDR Break    11.01%      8.50%      6.92%
            Cum Loss      9.64%     10.07%     10.36%
                         -----      -----      -----

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-AHL1
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.2190%, 6ML = 5.4474%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
 PERIOD      (STATIC LIBOR)         (FORWARD LIBOR)
-------   --------------------   --------------------
Avg yr1            261                   252
Avg yr2            270                   268
Avg yr3            355                   349
Avg yr4            405                   394
Avg yr5            401                   384

          EXCESS SPREAD   1 MONTH   6 MONTH    EXCESS SPREAD
             IN BPS       FORWARD   FORWARD       IN BPS
PERIOD   (STATIC LIBOR)    LIBOR     LIBOR    (FORWARD LIBOR)
------   --------------   -------   -------   ---------------
   1           340        5.2190%   5.4474%         340
   2           250        5.3771%   5.4809%         234
   3           250        5.4622%   5.4873%         225
   4           268        5.3963%   5.4767%         251
   5           251        5.4322%   5.4703%         229
   6           269        5.4412%   5.4572%         247
   7           248        5.4038%   5.4400%         247
   8           248        5.4133%   5.4226%         247
   9           254        5.4054%   5.4022%         253
  10           249        5.3592%   5.3827%         248
  11           252        5.3545%   5.3674%         251
  12           250        5.3396%   5.3528%         248
  13           254        5.3034%   5.3397%         253
  14           251        5.2933%   5.3330%         250
  15           252        5.2833%   5.3273%         250
  16           258        5.2736%   5.3225%         256
  17           253        5.2636%   5.3224%         252
  18           260        5.2619%   5.3223%         258
  19           254        5.2664%   5.3238%         253
  20           255        5.2591%   5.3266%         254
  21           274        5.2611%   5.3303%         272
  22           303        5.2699%   5.3352%         301
  23           315        5.2645%   5.3397%         314
  24           308        5.2705%   5.3448%         306
  25           317        5.2835%   5.3515%         314
  26           310        5.2804%   5.3590%         307
  27           314        5.2860%   5.3658%         311
  28           354        5.2976%   5.3735%         348
  29           347        5.2954%   5.3800%         341
  30           358        5.3067%   5.3863%         351
  31           349        5.3267%   5.3932%         341
  32           350        5.3253%   5.3978%         342
  33           384        5.3280%   5.4027%         377
  34           354        5.3364%   5.4105%         346
  35           415        5.3358%   5.4173%         407
  36           405        5.3435%   5.4259%         397
  37           417        5.3555%   5.4338%         409
  38           377        5.3570%   5.4442%         367
  39           379        5.3668%   5.4525%         368
  40           391        5.3799%   5.4627%         381
  41           409        5.3817%   5.4715%         399
  42           420        5.3962%   5.4790%         410
  43           406        5.4146%   5.4875%         394
  44           405        5.4150%   5.4931%         392
  45           443        5.4197%   5.4985%         431
  46           403        5.4294%   5.5073%         390
  47           415        5.4303%   5.5152%         403
  48           400        5.4383%   5.5244%         388
  49           412        5.4488%   5.5334%         399
  50           397        5.4514%   5.5460%         383
  51           395        5.4644%   5.5552%         381
  52           408        5.4785%   5.5637%         394
  53           392        5.4809%   5.5709%         379
  54           405        5.4956%   5.5782%         391
  55           389        5.5143%   5.5838%         373
  56           388        5.5146%   5.5881%         372
  57           443        5.5160%   5.5947%         422
  58           387        5.5186%   5.6018%         363
  59           405        5.5209%   5.6117%         383
  60           385        5.5323%   5.6202%         361
  61           402        5.5447%   5.6289%         378
  62           382        5.5470%   5.6414%         356
  63           380        5.5545%   5.6524%         354
  64           398        5.5732%   5.6622%         372
  65           378        5.5743%   5.6711%         353
  66           395        5.5850%   5.6792%         370
  67           375        5.6126%   5.6867%         346
  68           374        5.6140%   5.6899%         344
  69           409        5.6166%   5.6932%         382
  70           371        5.6228%   5.6978%         340
  71           388        5.6238%   5.7050%         359
  72           367        5.6273%   5.7120%         337
  73           385        5.6325%   5.7211%         355
  74           365        5.6340%   5.7315%         334
  75           363        5.6425%   5.7417%         331
  76           380        5.6623%   5.7501%         349
  77           360        5.6637%   5.7577%         328
  78           377        5.6769%   5.7641%         345
  79           357        5.6971%   5.7697%         321
  80           356        5.6980%   5.7776%         320
  81           410        5.6987%   5.7843%         379
  82           353        5.7026%   5.7946%         317
  83           370        5.7028%   5.8033%         337
  84           350        5.7132%   5.8138%         314

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.